                STAGECOACH FUNDS-Registered Trademark-

Semi-Annual Report

INCOME Funds



                Corporate Bond Fund

                Short-Intermediate U.S. Government Income Fund

                Strategic Income Fund

                U.S. Government Income Fund

                Variable Rate Government Fund





DECEMBER 31, 1998

Income Funds                                                   TABLE OF CONTENTS
------------------------------------------------------------------------

    LETTER TO SHAREHOLDERS.......................................... 1

    PERFORMANCE AT A GLANCE AND
    INVESTMENT ADVISOR COMMENTARY

        Corporate Bond Fund......................................... 3

        Short-Intermediate U.S. Government Income Fund.............. 8

        Strategic Income Fund.......................................13

        U.S. Government Income Fund.................................19

        Variable Rate Government Fund...............................24

    PORTFOLIOS OF INVESTMENTS

        Corporate Bond Fund.........................................29

        Short-Intermediate U.S. Government Income Fund..............33

        Strategic Income Fund.......................................38

        U.S. Government Income Fund.................................44

        Variable Rate Government Fund...............................48

    INCOME FUNDS

        Statement of Assets and Liabilities.........................50

        Statement of Operations.....................................52

        Statements of Changes in Net Assets.........................54

        Financial Highlights........................................58

        Notes to Financial Statements...............................69

    PROXY VOTING RESULTS............................................83

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                                              Income Funds
------------------------------------------------------------------------

TO OUR SHAREHOLDERS

  Thank you for your investment in the Stagecoach Funds.
  It is a pleasure to bring this Semi-Annual Report to you for the period ended December 31, 1998. The report provides information about your investment, including economic and market trends over the period as well as a performance summary, portfolio review and strategic outlook for each Fund.
  As we enter the eighth consecutive year of economic expansion, the U.S. economy remains strong, the stock market is riding the crest of another outstanding year and December capped a very profitable year for the income markets. While 1998 ended on a high note, the six-month reporting period will be best remembered for unprecedented highs in conjunction with volatility in the market. In response to global economic concerns, the Federal Reserve Board ("the Fed") reduced interest rates in three different moves. This calmed the domestic financial markets and prompted accelerating economic activity.
  Stocks, as measured by the S&P 500 Index(1), returned 9.24% for the six-month period ending December 31, 1998. We witnessed a sell-off in the stock market during the summer that served as an introduction to sharp market swings and volatility that we would see for the remainder of the year. In the end, however, broad stock indexes were propelled higher by a series of upbeat earnings reports.
  Government bonds also performed well, returning 6.74% as measured by the Lehman Brothers Long Government Bond Index.(2) While the U.S. Treasury market rallied in response to the Fed's actions to lower interest rates, the corporate, asset-backed and mortgage-backed securities markets did not perform as well early in the reporting period. However, both mortgage-backed and corporate securities bounced back by December.
  While the latest signs of economic strength are positive, we still expect the Fed to decrease short-term rates again sometime during the first half of 1999. We

Income Funds                                              LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

feel this move may come in response to subdued inflation, lingering strains on emerging markets, and signs of slower economic growth.
  In our ongoing commitment to provide you with quality investment options, we introduced a new Stagecoach Fund during the six month reporting period -- the Strategic Income Fund, which was launched in July 1998.
  We appreciate your continued investment with the Stagecoach Funds. As always, we recommend that you continually review your investment portfolio with your financial consultant to determine an appropriate mix of investments to meet your ongoing needs. We understand that you have a variety of investment options and thank you for your confidence in selecting us to help you manage your money.

Sincerely,

/s/ Michael J. Hogan
Michael J. Hogan
Senior Vice President
Wells Fargo Bank,
Mutual Fund Group

/s/ R. Greg Feltus
R. Greg Feltus
Chairman and President of
Stagecoach Funds

1 The "S&P 500 Index" is a trademark of Standard & Poor's Corporation. The S&P
  500 Index is an unmanaged index of 500 widely held common stocks, representing, among others, industrial, financial, utility and transportation companies, listed or traded on national exchanges or over-the-counter markets.

2 The Lehman Brothers Long Government Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities.

PERFORMANCE AT A GLANCE                                      Corporate Bond Fund
------------------------------------------------------------------------

CORPORATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                    SINCE
                                                                  INCEPTION
                                                  SIX-MONTHS      (4/1/98)
CLASS A                                                 4.92           7.00
CLASS B                                                 4.53           6.42
CLASS C                                                 4.41           6.27

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                    SINCE
                                                                  INCEPTION
                                                  SIX-MONTHS      (4/1/98)
CLASS A                                                 0.23           2.20
CLASS B                                                (0.47)          1.42
CLASS C                                                 3.41           5.27

BENCHMARK
----------------------------------------------------------

                                                  SIX-MONTHS
LEHMAN BROTHERS CORPORATE LONG BOND INDEX               3.98

  The Stagecoach Corporate Bond Fund (the "Fund") seeks to provide investors with a high level of current income consistent with prudent risk, by investing primarily in corporate debt securities and U.S. Government obligations. The portfolio managers apply detailed research of credit quality, call protection and maturity. Managing primarily for income, they can invest in securities of any maturity in the corporate bond market.
  The Fund is managed by a team of portfolio managers who actively manage the Fund seeking to provide a high level of income for investors. Graham Allen, who specializes in global and high yield fixed-income securities and has over 22 years of experience in the securities industry, leads the portfolio team. Other members of the team contribute expertise in long-term investment grade corporate and mortgage-backed securities, intermediate corporate and government bonds and foreign securities. Together, they bring a highly specialized and unique discipline to the Fund.

Corporate Bond Fund                                INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PERFORMANCE SUMMARY
  The Corporate Bond Fund's Class A share net asset value increased from $10.03 on June 30, 1998, to $10.16 on December 31, 1998. The Fund distributed $0.32 per share in dividend income and $0.04 per share in capital gains distributions. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                         57
WEIGHTED AVERAGE COUPON                  7.83%
WEIGHTED AVERAGE MATURITY                12.71 years
AVERAGE CREDIT QUALITY                   Baa1

                     CLASS A     CLASS B     CLASS C
NAV                  10.16       10.16      10.15
DISTRIBUTION RATE    5.92%       5.44%      5.43%
SEC YIELD            5.51%       5.01%      5.00%

  The Corporate Bond Fund reported a 4.92% cumulative total return for Class A shares, excluding sales charge for the six-month period ended December 31, 1998. The Fund outperformed its benchmark, the Lehman Brothers Corporate Long Bond Index, which returned 3.98% over the same period. The Fund's strong performance can be attributed to our careful attention to sector allocations within the Fund. We strategically shifted assets into U.S. Treasuries to take advantage of yield opportunities during extreme market volatility. As interest rates fell, this provided us with favorable circumstances to reinvest assets into corporate bonds with very attractive yields.

PORTFOLIO REVIEW
  Corporate bonds represented the largest allocation for the Fund with 82% of assets on December 31, 1998, up from 78% on June 30, 1998. We increased our position in this sector when interest rates fell because the market was flooded with corporate bonds available for very attractive prices. This occurred because falling interest rates provided an opportunity for corporations

INVESTMENT ADVISOR COMMENTARY                                Corporate Bond Fund
------------------------------------------------------------------------

to lower their cost of capital by issuing low-cost debt. Throughout the period, the corporate bond sector performed well for the Fund due to particularly wide corporate spreads and active management.
  We were careful to avoid cyclical sectors, such as capital goods, machinery and raw materials, due to the negative impact the slowdown in Asia may have had on them. Instead, we focused on industries like cinema, cable and healthcare to search for good values. Overall, the bonds that performed well for the Fund were ones unaffected by the Asian market crisis.
  Due to the yield advantage provided by securities with lower credit quality, we have slightly increased the high yield component of the Fund. For example, BB/Ba-rated bonds currently represent 23% of the portfolio, up from 17% on June 30, 1998. We feel that we have invested in high yield bonds that represent solid companies with significant potential. These securities should continue to capture opportunities for higher yields for the Fund.

CREDIT QUALITY
(as of December 31, 1998)(3)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        11%
AA                          3%
A                          27%
BBB                        34%
BB/Ba                      23%
Cash Equivalents            2%

  The Fund's top ten holdings represent corporate securities issued by well-known, established companies. Tele Communications Inc. ("TCI") provides a good example of our continuing focus on companies that generate strong cash flow from domestic operations. TCI is the 2nd largest cable company in the U.S. and thus should be relatively insulated from global events as well as a domestic slowdown (i.e. non-cyclical). TCI bonds have performed exceptionally well. AT&T has recently announced their intention to merge with TCI in a $32 billion buyout. This will substantially improve TCI's credit profile while enhancing AT&T's access to U.S. homes.

Corporate Bond Fund                                INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                    % OF PORTFOLIO'S
NAME/COUPON                           MARKET VALUE
U.S. TREASURY BONDS, 8.00%,
11/15/21                                  5.2%
HOUSEHOLD FINANCE CORPORATION,
6.4%, 6/17/08                             3.4%
CAMDEN PROPERTIES TRUST, 6.63%,
2/15/01                                   3.2%
TELE COMMUNICATIONS INCORPORAT-
ED, 7.88%, 2/15/26                        3.1%
HOMESIDE INCORPORATED PRIVATE
PLACEMENT, 11.25%, 5/15/03                3.1%
NATIONS BANK CORPORATION, 7.25%,
10/15/25                                  2.9%
J.C. PENNEY & COMPANY, 7.65%,
8/15/26                                   2.8%
TRANS-CANADA PIPELINE, 6.49%,
1/21/09                                   2.7%
K.N. ENERGY INCORPORATED, 6.8%,
3/1/08                                    2.6%
CENDANT CORPORATION, 7.50%,
12/01/00                                  2.6%

PORTFOLIO ALLOCATION
(as of December 31, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Bonds                   9%
U.S. Treasury Notes                   1%
Foreign Government Bonds              6%
Corporate Bonds                      82%
Cash                                  2%

STRATEGIC OUTLOOK
  We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. We expect the Federal Reserve Board will lower interest rates again sometime in the first half of 1999. As a decrease in interest rates should produce a sharper yield curve, we expect long-term rates may return to their past lows.
  While the corporate bond sector of the market is more sensitive to the U.S. economy and more vulnerable to interest rate movements, we expect corporate bonds to remain relatively stable, producing higher yields in the upcoming year. We continue to see value in the high yield market and expect to participate in the growth of this sector up to a maximum of 25% of the portfolio. Going forward, we will maintain a relatively defensive profile and will only look to add cyclical corporate bonds when we feel the global economy has regained its stability.
  Past performance is no guarantee of future results.

1 Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes maximum contingent deferred sales charge for the corresponding time period.

  The Lehman Brothers Corporate Long Bond Index is an unmanaged index composed of all publicly issued, fixed-rate nonconvertible investment grade domestic corporate debt. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

Short-Intermediate U.S. Government Income Fund           PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

SHORT-INTERMEDIATE
U.S. GOVERNMENT INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                   SINCE
                                                                                 INCEPTION
                                      SIX-MONTHS       1-YEAR       5-YEAR       10/27/93
CLASS A                                     4.54           7.61         5.90          5.80
CLASS B                                     4.17           6.97         5.25          5.15
INSTITUTIONAL CLASS                         4.60           7.72         5.94          5.84

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                   SINCE
                                                                                 INCEPTION
                                      SIX-MONTHS       1-YEAR       5-YEAR       10/27/93
CLASS A                                     1.39           4.35         5.26          5.18
CLASS B                                    (0.83)          1.97         4.92          4.99
INSTITUTIONAL CLASS                          N/A            N/A          N/A           N/A

BENCHMARK
----------------------------------------------------------

                                      SIX-MONTHS       1-YEAR       5-YEAR
LEHMAN BROTHERS TREASURY NOTE
INDEX                                       3.90           7.02         5.97

  The Stagecoach Short-Intermediate U.S. Government Income Fund (the "Fund") seeks to provide investors with current income while preserving capital, by investing primarily in a portfolio consisting of short-to intermediate-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Investing in short- to intermediate-term bonds with an average maturity of between two and five years helps to maximize the Fund's income potential.
  Madeleine Gish manages the Short-Intermediate U.S. Government Income Fund. Ms. Gish leads the taxable short-duration team. Her eight-year investment career includes specialization in managing short-duration taxable portfolios and taxable money market mutual funds.

INVESTMENT ADVISOR COMMENTARY Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

PERFORMANCE SUMMARY
  The Short-Intermediate U.S. Government Income Fund's Class A share net asset value increased from $9.97 on June 30, 1998, to $10.13 on December 31, 1998. The Fund distributed $0.29 per share in dividend income. No capital gains were distributed for the Fund. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                          57
WEIGHTED AVERAGE COUPON                   6.70%
                                          4.85
WEIGHTED AVERAGE MATURITY                 years
AVERAGE CREDIT QUALITY                    AAA

                                   CLASS A    CLASS B
NAV                               10.13      10.13
DISTRIBUTION RATE                 5.40%      4.86%
SEC YIELD                         4.41%      3.17%

  The Short-Intermediate U.S. Government Income Fund reported a cumulative total return of 4.54% for Class A shares, excluding sales charge, and the Institutional Class shares returned 4.60% for the six-month period ended December 31, 1998. The Fund outperformed its benchmark, the Lehman Brothers Treasury Note Index, which returned 3.90% over the same period. Overall, the Fund's performance was affected by the market's volatility during the six-month period. The intermediate range of the yield curve, in particular, showed a high level of volatility that hampered the Fund's return.
  The Fund's performance was boosted in the third quarter of 1998 when we reduced our corporate exposure. As corporate spreads started to widen, we decreased our corporate holdings and increased our Treasury exposure. In addition, the corporate securities we held were five years or less in duration, which

Short-Intermediate U.S. Government Income Fund INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

performed better overall than longer corporate bonds. Corporate exposure was increased again in the fourth quarter, taking advantage of wider spreads. PORTFOLIO REVIEW
  In an attempt to improve the Fund's performance in the falling interest rate environment, we increased our exposure to U.S. Treasuries from 18% on June 30, 1998 to 24% on December 31, 1998. In addition, our strategy included maintaining our exposure to mortgage-backed securities, which enabled us to capture the higher yield from that sector. We are satisfied with our current mortgage bond holdings which are primarily lower coupon securities, with a decreased prepayment risk.

CREDIT QUALITY
(as of December 31, 1998)3
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        69%
AA                          5%
A                          19%
BBB                         6%
Cash Equivalents            1%

  The Fund's average credit quality increased during the six-month reporting period from AA to AAA. This change occurred as we added more Treasury securities to the portfolio and sold lower rated bonds.
  The Fund is managed with a total return strategy that balances reasonable risk with the potential for competitive income and capital preservation. As of December 31, 1998, the Fund had 41% of its assets invested in federal agency securities, some of which are backed, but not guaranteed by the full faith and credit of the U.S. Government, which has never defaulted on interest or principal payments. As with all mutual funds, the Fund is neither insured nor guaranteed by the U.S. Government or any of its agencies.
  The bonds selected in the top ten holdings represent a solid mix of federal agency securities, corporate bonds and Treasury notes. We took advantage of widening spreads in the fourth quarter of 1998 by purchasing Associates Corporation of North America, a high quality corporate bond. As spreads later narrowed by 50%, the bond's value increased, which benefited the Fund's performance.

INVESTMENT ADVISOR COMMENTARY Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                         % OF PORTFOLIO'S
NAME/COUPON                                MARKET VALUE
FHLB, 5.53%, 1/15/03                              5.8%
U.S. TREASURY NOTES, 6.50%, 10/15/06              4.9%
FHLMC, 6.79%, 8/26/05                             3.9%
PACIFIC GAS & ELECTRIC COMPANY,
7.875%, 3/01/02                                   3.8%
FNMA, 6.160%, 12/18/07                            3.8%
FHLMC, 7.01%, 7/11/07                             3.7%
U.S. TREASURY NOTES, 5.75%, 4/30/03               3.7%
FORD MOTOR CREDIT COMPANY,
6.13%, 4/28/03                                    3.6%
FIRST BANK CORPORATION, 6.40%, 2/15/03            3.6%
FNMA MTN, 6.18%, 6/23/00                          3.6%

PORTFOLIO ALLOCATION
(as of December 31, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Federal Agencies              41%
Corporate Bond                31%
U.S. Treasury Notes           22%
U.S. Treasury Bonds            2%
Foreign Government             3%
Cash                           1%

STRATEGIC OUTLOOK
  We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. We expect the Federal Reserve Board will lower interest rates again sometime in the first half of 1999. A decrease in interest rates should produce a sharper yield curve. Flight to quality from another global financial crisis could push long-term rates to their past lows.
  Given this outlook, we continue to be bullish on the bond market. As a result, we have positioned the Fund's duration longer than its benchmark by approximately 15%. We expect to maintain our overweight position in corporate bonds due to attractive spreads and their high income potential over U.S. Treasuries. We will keep a close watch, however, on this sector and may look to decrease exposure if we foresee lower corporate earnings and high absolute levels of corporate debt. As always, we will continue to focus on providing investors with current income and preservation of capital.

Short-Intermediate U.S. Government Income Fund INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

  Past performance is no guarantee of future results.

1 Performance shown for the Class B shares of the Fund for periods prior to June
  15, 1998 reflects the performance and expenses of the Fund's Class A shares. Performance shown for the Institutional Class shares of the Fund for periods prior to September 6, 1996 reflects the performance and expenses of the Fund's Class A shares.

 Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

 The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

 For Class A shares, the maximum front-end sales charge is 3.00%. The maximum contingent deferred sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes maximum contingent deferred sales charge for the corresponding time period.

 The Lehman Brothers Treasury Note Index is an unmanaged index composed of U.S.
  Treasury 2-10 year notes. The Index does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

 The distribution rate is based on the actual distributions made by the Fund.
  The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

PERFORMANCE AT A GLANCE                                    Strategic Income Fund
------------------------------------------------------------------------

STRATEGIC INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                               SINCE
                                                             INCEPTION
                                                             (7/13/98)
CLASS A                                                           3.57
CLASS B                                                           3.29
CLASS C                                                           3.29

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                               SINCE
                                                             INCEPTION
                                                             (7/13/98)
CLASS A                                                          (1.10)
CLASS B                                                          (1.71)
CLASS C                                                           2.29

BENCHMARKS
----------------------------------------------------------

                                                           SINCE FUND'S
                                                             INCEPTION
                                                             (7/13/98)
LEHMAN BROTHERS AGGREGATE BOND INDEX                              4.27
S&P 500 INDEX                                                     6.32

  The Stagecoach Strategic Income Fund (the "Fund") seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in a diversified portfolio of debt securities and income-producing equity securities selected with particular consideration for their potential to generate current income. Assets shift between bonds and stocks depending on where opportunities for income are most attractive. The Fund may buy debt securities that are below investment grade as well as debt rated in the lower investment grade categories. The equity focus will be on securities issued by companies in industries that tend to pay high ongoing dividends, such as utilities. The Fund may purchase preferred stock and other convertible securities, as well as common stock of any size company.
  The Fund is managed by a team of portfolio managers who actively manage the Fund to provide a high level of income for investors.

Strategic Income Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

Graham Allen, who specializes in global and high yield securities and has over 22 years of experience in the securities industry, leads the team. Other members of the team contribute expertise in long-term investment grade corporate and mortgage-backed securities, intermediate corporate and government bonds, equities and foreign securities. Together, they bring a highly specialized and unique discipline to the Fund.

PERFORMANCE SUMMARY
  The Strategic Income Fund's Class A share net asset value increased from $12.50 on the Fund's inception date, July 13, 1998, to $12.56 on December 31, 1998. The Fund distributed $0.37 per share in dividend income, and no capital gains were distributed. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

PORTFOLIO DATA (as of December 31, 1998)(2)
--------------------------------------------------

NUMBER OF ISSUES                           82
WEIGHTED AVERAGE COUPON                    8.19%
WEIGHTED AVERAGE MATURITY                  13.1 years
AVERAGE CREDIT QUALITY                     Baa

                     CLASS A    CLASS B    CLASS C
NAV                 12.56      12.57      12.57
DISTRIBUTION RATE   6.17%      5.70%      5.70%
SEC YIELD           6.83%      6.40%      6.33%

  The Strategic Income Fund reported a cumulative total return since inception of 3.57% for Class A shares, excluding sales charge, and the Institutional Class shares returned 3.29%, as of December 31, 1998. Because the Fund can invest in bonds and equity securities, we have provided benchmarks that represent each asset class for comparison. The Fund underperformed both benchmarks. The Lehman Brothers Aggregate Bond Index returned 4.27% and the S&P 500 Index returned 6.32% over the same period. A combination of strong active management and swift portfolio reallocations helped the Fund's performance during a time of unusual market volatility.

INVESTMENT ADVISOR COMMENTARY                              Strategic Income Fund
------------------------------------------------------------------------

For example, while maintaining diversification in five core sectors, we took advantage of opportunities in the Treasury sector in response to unusual market conditions. While Treasuries helped maintain price appreciation for the Fund during market turbulence, other sectors such as corporate bonds and high yield securities provided attractive opportunities for yield as the market stabilized. Overall, we are pleased with the Fund's performance and the stability of its share price given the stock market's high volatility.
PORTFOLIO REVIEW
  To limit volatility, the Fund invests across five types of securities, including corporate and government bonds, high yield bonds, Treasury Bills, income-producing stocks, and foreign securities. The corporate bond sector represented 68% of the Fund's assets as of December 31, 1998. We increased our position in this sector when interest rates reached their low and corporate bonds became a better value. At the same time, we decreased our Treasury exposure to its current level of 16%.
  Throughout the period, the corporate bond sector performed well for the Fund due to particularly wide corporate spreads and active management. In addition, the Fund made gains in the foreign and emerging markets sector. Purchases made in the Philippines and Argentina did particularly well for the Fund.
  The average credit quality of the bonds in the portfolio is BBB or BB as a result of broad diversification. In addition, we are globally diversified as we see enormous potential in the European high yield market.

CREDIT QUALITY
(as of December 31, 1998)(3)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

A or better               16%
BAA                       27%
Lower than BAA            46%
Preferred Stock            2%
Common Stock               9%

PORTFOLIO ALLOCATION
(as of December 31, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Bonds           16%
Foreign Government             5%
Corporate Bonds               68%
Common Stock                   9%
Preferred Stock                2%

  Within the high yield sector, Cablevision performed well for the Fund. We acquired the bonds in August and October when the market was particularly soft and the price has increased since that time. Our research showed they were an excellent credit for a number of reasons, including an almost certain TCI-AT&T deal and an affiliate relationship with TCI. We foresee a solid future for Cablevision.
  Another high yield bond that boosted the Fund's performance was Tenet Healthcare, the second largest hospital chain in the U.S. Purchased in October, these bonds

Strategic Income Fund                              INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

have traded up significantly and their last earnings release was very positive. In addition, as these bonds do not have any foreign exposures, they were isolated from the effects of the Asian market crisis.
  The securities selected in the top ten holdings represent a solid mix of government bonds, corporate bonds, and stocks. We are particularly strong in movie theaters, such as Cinemark U.S.A. and Loews Cineplex Entertainment, due to their strong resistance during slower economic times and their potential to be unaffected by global economic concerns, such as the recent Asian market crisis.

TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                         % OF PORTFOLIO'S
NAME/COUPON                                MARKET VALUE
U.S. TREASURY BONDS, 5.25%, 11/15/28             15.5%
COCA-COLA BOTTLING COMPANY, 7.20%,
  7/01/09                                         3.9%
CABLE & WIRELESS COMMUNICATIONS,
  6.75%, 3/6/08                                   3.1%
NEWS AMERICA HOLDINGS INCORPORATED,
  8.00%, 10/17/16                                 2.6%
RANDALLS FOOD MARKETS INCORPORATED,
  9.38%, 7/1/07                                   2.5%
D. R. HORTON INCORPORATED, 10.00%,
  4/15/06                                         2.5%
CINEMARK U.S.A. INCORPORATED, 9.625%,
  8/01/08                                         2.4%
LOEWS CINEPLEX ENTERTAINMENT, 8.88%,
  8/1/08                                          2.4%
SPRINT CAPITAL CORPORATION, 6.13%,
  11/15/08                                        2.4%
CENDANT CORPORATION, 7.50%, 12/01/00              2.4%

STRATEGIC OUTLOOK
  We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. We expect the Federal Reserve Board will lower rates again sometime in the first half of 1999. As a decrease in interest rates should steepen the yield curve, we expect long-term rates may return to their old lows.
  We continue to see value in the high yield market and expect to maintain a high level of exposure. In addition, we expect the development of European markets to be important and may consider adding high grade government bonds from overseas. Specifically, if rates fall in Europe, these types of bonds should perform well. Overall, we feel the Fund is positioned well to maximize income in the coming months.
  Past performance is no guarantee of future results.

1 Investments in lower rated higher yielding corporate bonds are subject to additional risks because they tend to be more sensitive to economic conditions and, during sustained periods of rising interest rates, may experience interest and/or principle defaults. Investments in foreign securities entail certain additional risks that may not be present in domestic securities, including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation and differences in auditing and other financial standards.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes maximum contingent deferred sales charge for the corresponding time period.

  The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

   The "S&P 500 Index" is a trademark of Standard & Poor's Corporation. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing, among others, industrial, financial, utility and transportation companies, listed or traded on national exchanges or over-the-counter markets.

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

PERFORMANCE AT A GLANCE                              U.S. Government Income Fund
------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                        SIX-MONTHS       1-YEAR       5-YEAR       10-YEAR
CLASS A                                       3.99           7.35         5.73         8.78
CLASS B                                       3.55           6.64         4.96         8.08
CLASS C                                       3.64           6.63         4.98         8.09
INSTITUTIONAL CLASS                           3.94           7.39         5.73         8.78

INCLUDING SALES CHARGES
----------------------------------------------------------

                                        SIX-MONTHS       1-YEAR       5-YEAR       10-YEAR
CLASS A                                      (0.73)          2.55         4.76         8.28
CLASS B                                      (1.45)          1.63         4.67         8.08
CLASS C                                       2.64           5.63         4.98         8.09
INSTITUTIONAL CLASS                            N/A            N/A          N/A          N/A

BENCHMARK
----------------------------------------------------------

                                        SIX-MONTHS       1-YEAR       5-YEAR       10-YEAR
LEHMAN BROTHERS U.S. GOVERNMENT LONG
BOND INDEX                                    6.74          13.41         9.35        11.54

  The Stagecoach U.S. Government Income Fund (the "Fund") seeks to achieve a long-term rate of return through preserving capital and earning high interest income by investing principally in a portfolio of U.S. Government mortgage pass-through securities, consisting primarily of securities issued by GNMA, FNMA and FHLMC. The Fund has the ability to invest in mortgage-backed securities guaranteed by the U.S. Government, providing the stability of a high credit quality portfolio.
  Paul Single and Scott Smith are co-managers of the U.S. Government Income Fund. Managing fixed income portfolios for Wells Fargo Bank since 1988, Mr. Single specializes in asset-backed securities and fixed income investing. Mr. Smith has 12 years of experience in the securities industry, with a specialty in intermediate corporate and government bonds. Together, they bring fixed income expertise to the Fund.

U.S. Government Income Fund                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PERFORMANCE SUMMARY
  The U.S. Government Income Fund's Class A share price increased from $10.93 on June 30, 1998, to $11.07 on December 31, 1998. The Fund distributed $0.29 per share in dividend income, and the Fund's distribution rate for Class A shares was 4.80%. No capital gains were distributed. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                       74
WEIGHTED AVERAGE COUPON                7.07%
WEIGHTED AVERAGE MATURITY              23.42 years
AVERAGE CREDIT QUALITY                 AAA

                        CLASS A    CLASS B    CLASS C
NAV                    11.07      10.89      10.90
DISTRIBUTION RATE      4.80%      4.33%      4.31%
SEC YIELD              4.70%      4.21%      4.19%

  The U.S. Government Income Fund reported a cumulative total return of 3.99% for Class A shares, excluding sales charge, and the Institutional Class shares returned 3.94%, for the six-month period ended December 31, 1998. The Fund lagged its benchmark, the Lehman Brothers U.S. Government Long Bond Index, which returned 6.74% over the same period. The Index is composed entirely of U.S. Treasuries whereas, the Fund must have at least 65% of its assets in mortgage-backed securities, causing the difference in performance. In addition, the Fund has a substantially shorter maturity than the benchmark. As a result, when interest rates declined, the Fund's performance was impacted by its mortgage-backed bonds and their shorter durations.

PORTFOLIO REVIEW
  The Fund was well positioned to take advantage of falling rates, owning 10% of longer-term Treasuries and government agency securities at year end. In addition, our strategy included owning lower coupon mortgage-backed securities to protect the Fund from prepayment

INVESTMENT ADVISOR COMMENTARY                        U.S. Government Income Fund
------------------------------------------------------------------------

risk. Overall, these moves helped to extend the Fund's duration, enhancing performance in a declining interest rate environment.
  The Fund is managed with a total return strategy that balances reasonable risk with competitive income and capital preservation. As of December 31, 1998, the Fund had 90% of its assets invested in federal agency securities, some of which are backed by the full faith and credit of the U.S. Government, which has never defaulted on interest or principal payments. As with all mutual funds, the Fund is neither insured nor guaranteed by the U.S. Government or any of its agencies. The "AAA-rated" portfolio helps the Fund provide regular income, preserve capital and maintain liquidity.

CREDIT QUALITY
(as of December 31, 1998)3
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                        96%
Cash Equivalents            4%

  The bonds selected in the top ten holdings demonstrate our strategy to manage coupon and U.S. Treasury exposure. As of December 31, 1998, the portfolio was heavily weighted in mortgage-backed securities. We search for bonds based on their value and expected performance. During the reporting period, we witnessed a "flight to quality" in the bond market whereby investors preferred the liquidity of U.S. Treasuries. As a result, we currently find mortgage-backed securities relatively inexpensive and are making attempts to increase such holdings in our portfolio.

TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                    % OF PORTFOLIO'S
NAME/COUPON                           MARKET VALUE
U.S. TREASURY BONDS, 10.375%,
11/15/12                                  6.1%
GNMA POOL #486724, 6.5% 12/15/28          4.7%
FNMA POOL #252211, 6.0%, 12/1/28          4.4%
FNMA POOL #443908, 6.5%, 11/1/28          4.3%
FNMA POOL #430194, 7.0%, 6/1/28           4.3%
FNMA POOL #430040, 6.5%, 6/1/28           4.2%
FNMA POOL #251759, 6.0%, 5/1/13           4.2%
FNMA POOL #440447, 6.0%, 9/1/28           4.2%
FNMA POOL #251700, 6.5%, 5/1/13           4.2%
FNMA POOL #415789, 6.0%, 5/1/28           3.9%

U.S. Government Income Fund                        INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

PORTFOLIO ALLOCATION
(as of December 31, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Bonds            6%
U.S. Govt Agency              90%
Cash                           4%

STRATEGIC OUTLOOK
  We believe the economy's stronger-than-expected performance in the second half of 1998 will give way to moderate growth during the first half of 1999. We expect the Federal Reserve Board will lower interest rates again sometime in the first half of 1999. Within this environment, we look for short-term rates to decline more than longer-term rates resulting in a steeper yield curve.
  Given this outlook, we may add to our short-and intermediate-term positions to take advantage of the projected yield curve. In addition, we expect to continue our overweighting of mortgage-backed securities due to their current wide spreads. Finally, as we believe interest rates will trend downward, we will strive to maintain a lower coupon bias to avoid prepayment risk. Overall, managing our coupon exposure will play a significant role in the coming months as we seek to ensure a balance between income, stability and price appreciation.
  Past performance is no guarantee of future results.

1 Performance for the Class A, Class B, Class C and Institutional Class shares of the U.S. Government Income Fund reflects performance of a class of shares of a predecessor fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

  For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent deferred sales charge for Class B shares is 5.00%. The maximum contingent deferred sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charges assumes maximum contingent deferred sales charge for the corresponding time period.

  The Lehman Brothers U.S. Government Long Bond Index is an unmanaged index composed of publicly issued long-term government debt securities with an average maturity of 23-25 years. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.

INVESTMENT ADVISOR COMMENTARY                        U.S. Government Income Fund
------------------------------------------------------------------------

2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
3 The average credit rating is compiled from ratings by Standard & Poor's and/or
  Moody's Investor Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill Inc. and has been licensed. The Fund is not sponsored, endorsed, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

Variable Rate Government Fund                            PERFORMANCE AT A GLANCE
------------------------------------------------------------------------

VARIABLE RATE GOVERNMENT FUND

AVERAGE ANNUAL TOTAL RETURNS (%) (as of December 31, 1998)(1)
----------------------------------------------------------------
EXCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                   SINCE
                                                                                 INCEPTION
                                      SIX-MONTHS       1-YEAR       5-YEAR       (11/1/90)
CLASS A                                     1.39           3.58         3.38          4.57

INCLUDING SALES CHARGES
----------------------------------------------------------

                                                                                   SINCE
                                                                                 INCEPTION
                                      SIX-MONTHS       1-YEAR       5-YEAR       (11/1/90)
CLASS A                                    (1.61)          0.43         2.76          4.18

BENCHMARK
----------------------------------------------------------

                                      SIX-MONTHS       1-YEAR       5-YEAR
LEHMAN BROTHERS ARMS INDEX                  2.20           5.27         6.11

  The Stagecoach Variable Rate Government Fund (the "Fund") seeks to earn a high level of current income, while reducing principal volatility by investing primarily in adjustable rate mortgage securities (ARMs) issued or guaranteed by the U.S. Government, its instrumentalities or agencies. The Fund is managed to achieve high monthly income while reducing principal volatility.
  Paul Single is responsible for the day-to-day management of the Variable Rate Government Fund. Managing fixed income portfolios for Wells Fargo Bank since 1988, Mr. Single specializes in mortgage-backed securities and fixed income investing.

PERFORMANCE SUMMARY
  The Variable Rate Government Fund's Class A share price decreased from $9.19 on June 30, 1998, to $9.09 on December 31, 1998. The Fund distributed $0.23 per share in dividend income, and no capital gains were distributed. Keep in mind that past distributions are not predictive of future trends as distributions will vary based on Fund portfolio earnings.

INVESTMENT ADVISOR COMMENTARY                      Variable Rate Government Fund
------------------------------------------------------------------------

PORTFOLIO DATA (as of December 31, 1998)(2)
---------------------------------------------------------

NUMBER OF ISSUES                          21
WEIGHTED AVERAGE COUPON                   6.29%
WEIGHTED AVERAGE MATURITY                 17.27 years
AVERAGE CREDIT QUALITY                    AG4

                                          CLASS A
NAV                                       9.09
DISTRIBUTION RATE                         4.53%
SEC YIELD                                 4.66%

  The Variable Rate Government Fund reported a cumulative total return of 1.39% for Class A shares, excluding sales charge for the six-month period ended December 31, 1998. The Fund lagged its benchmark, the Lehman Brothers ARMs Index, which returned 2.20% over the same period. As discussed in our last report, the performance of the ARMs Index was again largely driven by the performance of the 11th District Cost of Funds Index ("COFI") sector. The Lehman Brothers ARMs Index contains a higher weighting in COFI securities than the Fund, accounting for the Fund's underperformance compared to the benchmark. COFI securities trade at higher premiums and have longer durations than other ARMs, which means as interest rates decline, as they did during the last six months, they will be good performers.
  Another reason for the Fund's lackluster performance centers on the ARMs market itself. During the reporting period, ARMs continued to underperform relative to alternative investments. Many investors were wary of the ARMs market due to a flat yield curve and extraordinarily high prepayment rates. In addition, demand for ARMs decreased as the economy changed because banks began making loans rather than buying ARMs.

PORTFOLIO REVIEW
  In an attempt to boost the Fund's yield, we increased the Fund's duration by purchasing 5-year Treasuries. As a result, the Fund's performance improved in the fourth quarter of 1998.

PORTFOLIO ALLOCATION
(as of December 31, 1998)
----------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ARMs:
                        FNMA        32%
                       FHLMC        22%
                        GNMA        16%
CMOs:                  FHLMC         3%
              Treasury Notes        26%
                        Cash         1%

Variable Rate Government Fund                      INVESTMENT ADVISOR COMMENTARY
------------------------------------------------------------------------

The Fund's portfolio allocation and duration are managed on an ongoing basis. During the six-month reporting period, COFI and GNMA sectors performed well for the Fund because of their longer duration and low prepayment rate. In addition, we increased our allocation in Treasuries to 26% in an attempt to capture higher yields and lengthen the Fund's duration.
  The bonds selected in the top ten holdings help maintain our strategy to manage prepayment risk, increase duration and boost yield. We have the ability to invest in a broad range of mortgage securities and U.S. Treasury securities with remaining maturities of up to five years, which provide additional diversification within the ARMs market.
TOP 10 HOLDINGS (as of December 31, 1998)
---------------------------------------------------------

                                   % OF PORTFOLIO'S
NAME/COUPON                          MARKET VALUE
U.S. TREASURY NOTES, 4.25%,
11/15/03                                 17.1%
U.S. TREASURY NOTES, 5.38%,
6/30/03                                  8.7%
FHLMC POOL #846150 (CMT), 7.62%,
4/1/21                                   8.3%
FNMA POOL #323186, 7.50%, 9/1/25         7.8%
GNMA II #8121, 6.87%, 01/20/23           7.1%
FNMA #66397, 6.25%, 3/1/18               6.8%
FNMA POOL #323382, 7.43%,
10/1/28                                  5.8%
FHLMC #610303, 7.58%, 4/1/18             5.7%
GNMA II #8076, 6.70%, 11/20/22           5.5%
FNMA #57733, 6.14%, 2/1/17               5.2%

STRATEGIC OUTLOOK
  We anticipate that the economy will be moderate in 1999, causing the Federal Reserve Board to lower interest rates again sometime in the first half of 1999. A decrease in interest rates should produce a sharper yield curve as short rates decline faster than long rates. We

INVESTMENT ADVISOR COMMENTARY                      Variable Rate Government Fund
------------------------------------------------------------------------

expect this change in the yield curve will be beneficial to the ARMs market as an increased differential between short and long rates should decrease prepayment risk.
  Past performance is no guarantee of future results.

1 Performance shown for the Class A shares of the Variable Rate Government Fund reflects performance of a predecessor portfolio with the same investment objective and policies as the Variable Rate Government Fund. Complete historical information about any Stagecoach Fund can be found in such Fund's prospectus and statement of additional information.

  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

  The Fund's manager has voluntarily waived all or a portion of its management fees or assumed responsibility for other expenses, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. There is no guarantee that these reductions will continue.

  For Class A shares, the maximum front-end sales charge is 3.00%.

  The Lehman Brothers ARMs Index is an unmanaged index composed of agency-guaranteed securities with coupons that periodically adjust based on a spread over a published index. The index does not incur expenses and is not available directly for investment. Had this index incurred operating expenses, its performance would have been lower.
2 The formula used to calculate the SEC yield is described in detail in the Fund's statement of additional information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios use a uniform method to obtain yield figures for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

  The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)     Corporate Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             FOREIGN GOVERNMENTS - 5.66%
             FOREIGN GOVERNMENTS - 5.66%
$   100,000  Quebec Province                                      8.80 %        04/15/03   $     112,213
    240,000  Republic of Argentina                               11.00          10/09/06         238,200
    340,000  Republic of Poland                                   7.13          07/01/04         352,325
    200,000  United Mexican States                                8.63          03/12/08         187,000
                                                                                           --------------
             TOTAL FOREIGN GOVERNMENTS                                                     $     889,738
             (Cost $898,926)

             CORPORATE BONDS & NOTES - 79.87%
             BANK & FINANCE - 21.00%
$   100,000  Associates Corporation of North America              6.73 %        09/30/02   $     104,033
    300,000  AT & T Capital Corporation                           6.60          05/15/05         294,000
    490,000  Camden Properties Trust                              6.63          02/15/01         483,517
    300,000  Citicorp Capital II                                  8.02          02/15/27         335,250
    100,000  Discover Credit Corporation Series II                9.14          03/13/12         126,076
    300,000  ERP Operating Limited Partnership                    6.63          04/13/05         296,028
    300,000  Ford Motor Credit Corporation                        6.00          01/14/03         304,875
    100,000  General Motors Acceptance Corporation                6.13          01/22/08         102,000
    500,000  Household Finance Corporation                        6.40          06/17/08         515,000
    400,000  NationsBank Corporation                              7.25          10/15/25         438,000
    300,000  Transamerica Finance Corporation                     6.13          11/01/01         300,375
                                                                                           --------------
                                                                                           $   3,299,154

             ENERGY & RELATED - 2.10%
$   100,000  Noram Energy Corporation                             6.50 %        02/01/08   $     103,000
    205,000  Occidental Petroleum Corporation                    10.13          11/15/01         227,038
                                                                                           --------------
                                                                                           $     330,038

Corporate Bond Fund     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             ENTERTAINMENT & LEISURE - 9.59%
$   250,000  Loews Cineplex Entertainment                         8.88 %        08/01/08   $     256,250
    200,000  News America Incorporated                            6.70          05/21/04         209,500
    250,000  News American Holdings Incorporated                  9.25          02/01/13         310,000
    250,000  Regal Cinemas Incorporated Private Placement         9.50          06/01/08         260,000
    125,000  Sun International Hotels Limited                     9.00          03/15/07         130,155
    300,000  Time Warner Incorporated                             8.11          08/15/06         341,250
                                                                                           --------------
                                                                                           $   1,507,155

             FOOD & RELATED - 2.70%
$   200,000  Marsh Supermarkets Incorporated                      8.88 %        08/01/07   $     209,250
    200,000  Randalls Food Markets Incorporated                   9.38          07/01/07         214,500
                                                                                           --------------
                                                                                           $     423,750

             HEALTHCARE - 1.32%
$   200,000  Tenet Healthcare Corporation                         8.13 %        12/01/08   $     206,750

             INDUSTRIALS - 21.85%
$   400,000  Cendant Corporation                                  7.50 %        12/01/00   $     402,500
    300,000  Daimler Chrysler AG                                  7.45          02/01/97         345,000
    250,000  Cinemark USA Incorporated                            9.63          08/01/08         261,875
    200,000  CSC Holdings Incorporated                            9.88          05/15/06         212,250
    100,000  CSC Holdings Incorporated                           10.50          05/15/16         118,500
    200,000  D. R. Horton Incorporated                           10.00          04/15/06         211,500
    350,000  Dial Corporation                                     6.50          09/15/08         358,820
    300,000  Enserch Corporation                                  6.56          07/01/05         313,125
    150,000  Fort James Corporation                               6.88          09/15/07         155,063
    200,000  Frontiervision Operating Partners                   11.00          10/15/06         221,250
    400,000  Homeside Incorporated Private Placement             11.25          05/15/03         470,500
    100,000  International Business Machines                      8.38          11/01/19         126,375
    125,000  Playtex Family Products                              9.00          12/15/03         130,000
    100,000  Raytheon Corporation                                 6.55          03/15/10         103,750
                                                                                           --------------
                                                                                           $   3,430,508

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)     Corporate Bond Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             RETAIL & RELATED - 6.96%
$   100,000  Dayton Hudson Corporation                            7.25 %        09/01/04   $     108,000
    300,000  Federated Department Stores Incorporated             6.13          09/01/01         300,750
    400,000  J.C. Penney & Company                                7.65          08/15/16         433,500
    250,000  K-Mart Corporation                                   8.25          01/01/22         251,562
                                                                                           --------------
                                                                                           $   1,093,812

             TELECOMMUNICATIONS - 7.19%
$   100,000  Adelphia Communications Corporation                  9.88 %        03/01/07   $     110,250
    100,000  Cable & Wireless Communications                      6.75          03/06/08         101,125
    100,000  Century Communications Corporation                   8.88          01/15/07         110,500
    300,000  Continental Cablevision                              8.30          05/15/06         336,750
    400,000  Tele Communications Incorporated                     7.88          02/15/26         471,500
                                                                                           --------------
                                                                                           $   1,130,125

             TRANSPORTATION - 1.95%
$   300,000  Union Pacific Corporation                            6.63 %        02/01/08   $     305,625

             UTILITIES - 5.21%
$   400,000  K. N. Energy Incorporated                            6.80 %        03/01/08   $     406,000
    400,000  Trans-Canada Pipelines                               6.49          01/21/09         412,000
                                                                                           --------------
                                                                                           $     818,000
             TOTAL CORPORATE BONDS & NOTES                                                 $  12,544,917
             (Cost $12,332,512)

             U.S. TREASURY SECURITIES - 10.19%
$   250,000  U.S. Treasury Bonds                                  6.13 %        11/15/27   $     279,843
    600,000  U.S. Treasury Bonds                                  8.00          11/15/21         802,218
     15,000  U.S. Treasury Bonds                                  8.75          08/15/20          21,347
    170,000  U.S. Treasury Bonds                                 12.50          08/15/14         273,090
    200,000  U.S. Treasury Notes                                  7.25          05/15/04         224,156
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $   1,600,654
             (Cost $1,583,790)

Corporate Bond Fund     PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 1.99%
             REPURCHASE AGREEMENTS - 1.99%
$   290,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.70          01/04/99   $     290,000
      3,000  HSBC Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.80          01/04/99           3,000
      9,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.75          01/04/99           9,000
     10,000  Morgan Stanley & Company Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.65          01/04/99          10,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     312,000
             (Cost $312,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $15,127,228)* (Notes 1 and 3)                      97.71%               $  15,347,309
              Other Assets and Liabilities, Net                         2.29                      360,432
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  15,707,741
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      276,494
Gross Unrealized Depreciation          (56,413)
                                --------------
NET UNREALIZED APPRECIATION     $      220,081
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)  Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             FOREIGN GOVERNMENTS - 2.55%
             FOREIGN GOVERNMENTS - 2.55%
$   500,000  National Australia Bank                              6.40 %        12/10/07   $     507,175
  1,300,000  Province of Ontario                                  7.63          06/22/04       1,433,250
  1,500,000  Province of Quebec                                   8.80          04/15/03       1,683,195
                                                                                           --------------
             TOTAL FOREIGN GOVERNMENTS                                                     $   3,623,620
             (Cost $3,495,192)

             CORPORATE BONDS & NOTES - 30.67%
             BANK & FINANCE - 13.22%
$ 4,000,000  Associate Corporation N.A.                           5.75 %        11/01/03   $   4,005,000
    200,000  Banc One Corporation                                 7.00          03/25/02         209,750
    250,000  Bank of America Corporation                          8.38          03/15/02         269,688
    500,000  EOP Operating LP                                     6.38          02/15/03         498,750
    500,000  Equity Residential Properties                        6.15          09/15/00         498,225
  5,000,000  First Bank Corporation                               6.40          02/15/03       5,102,650
  5,000,000  Ford Motor Credit Company                            6.13          04/28/03       5,118,750
  1,000,000  General Motors Acceptance Corporation                6.88          07/15/01       1,032,500
  1,000,000  Nynex Credit Company                                 6.25          06/13/02       1,004,440
  1,000,000  Standard Credit Card Master Trust                    8.35          01/07/00       1,009,470
                                                                                           --------------
                                                                                           $  18,749,223

             BEVERAGE BREWING AND DISTRIBUTION - 3.00%
$ 4,000,000  Anheuser-Busch Companies Incorporated                6.75 %        08/01/03   $   4,250,000

             INDUSTRIALS - 4.75%
$ 4,000,000  Honeywell Incorporated                               6.75 %        03/15/02   $   4,165,000
  1,000,000  Lockheed Martin Company                              6.85          05/15/01       1,028,750
  1,500,000  Mobil Oil Corporation                                6.25          08/31/01       1,543,125
                                                                                           --------------
                                                                                           $   6,736,875

                                                      PORTFOLIO OF INVESTMENTS -
   Short-Intermediate U.S. Government Income Fund  DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             ENTERTAINMENT & LEISURE - 0.37%
$   500,000  News America Incorporated                            6.70 %        05/21/04   $     523,750

             TELECOMMUNICATIONS - 2.99%
$ 2,000,000  Cable & Wireless Communications PLC                  6.38 %        03/06/03   $   2,000,880
  2,000,000  Continental Cablevision                              8.30          05/15/06       2,245,000
                                                                                           --------------
                                                                                           $   4,245,880

             UTILITIES - 6.34%
$   500,000  AT&T                                                 6.25 %        05/15/01   $     496,250
  2,500,000  MCI Worldcom                                         6.13          08/15/01       2,537,500
  5,000,000  Pacific Gas & Electric Company                       7.88          03/01/02       5,362,500
    500,000  Public Service Electric & Gas Company                9.13          07/01/05         593,750
                                                                                           --------------
                                                                                           $   8,990,000
             TOTAL CORPORATE BONDS & NOTES                                                 $  43,495,728
             (Cost $42,515,145)

             U.S. GOVERNMENT AGENCY SECURITIES - 40.64%
             FEDERAL AGENCY - OTHER - 1.46%
$ 2,000,000  Tennessee Valley Authority                           6.50 %        08/20/01   $   2,070,320

             FEDERAL FARM CREDIT - 1.45%
$ 2,000,000  Federal Farm Credit Bank                             5.75 %        02/09/05   $   2,049,380

             FEDERAL HOME LOAN BANKS - 7.14%
$ 2,000,000  FHLB                                                 5.13 %        09/15/03   $   1,999,380
  8,000,000  FHLB                                                 5.53          01/15/03       8,129,520
                                                                                           --------------
                                                                                           $  10,128,900

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)  Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.30%
$ 5,000,000  FHLMC                                                6.79 %        08/26/05   $   5,421,100
  5,000,000  FHLMC                                                7.01          07/11/07       5,247,650
  2,200,000  FHLMC                                                8.12          01/31/05       2,520,364
                                                                                           --------------
                                                                                           $  13,189,114

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.51%
$ 2,900,000  FNMA                                                 6.09 %        09/12/00   $   2,951,214
  5,000,000  FNMA                                                 6.16          12/18/07       5,265,600
  2,600,000  FNMA                                                 6.50          07/16/07       2,789,722
    424,531  FNMA #190843                                         7.00          06/01/09         433,837
    335,637  FNMA #303905                                         6.50          05/01/11         340,688
  3,123,395  FNMA #313644+                                        7.00          08/01/27       3,186,550
  2,672,228  FNMA #50761                                          6.00          07/01/08       2,679,736
  5,000,000  FNMA MTN                                             6.18          06/23/00       5,090,850
  2,000,000  FNMA MTN                                             6.69          08/07/01       2,086,520
                                                                                           --------------
                                                                                           $  24,824,717

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.71%
$   147,466  GNMA II #157247+                                     9.50 %        05/20/16   $     156,999
    944,280  GNMA #336930+                                        7.50          03/15/23         974,506
  1,163,745  GNMA #417389+                                        7.00          05/15/26       1,191,303
  1,339,520  GNMA #418261+                                        6.50          04/15/26       1,353,330
  1,555,580  GNMA #423779+                                        7.00          05/15/26       1,592,028
                                                                                           --------------
                                                                                           $   5,268,166

             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 0.07%
$    87,203  FNMA 1993-G19+                                       7.25 %        04/25/23   $      92,952
                                                                                           --------------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  57,623,549
             (Cost $56,016,692)

                                                      PORTFOLIO OF INVESTMENTS -
   Short-Intermediate U.S. Government Income Fund  DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 24.07%
             U.S. TREASURY BONDS - 2.43%
$ 2,500,000  U.S. Treasury Bonds                                 10.38 %        11/15/12   $   3,449,225

             U.S. TREASURY NOTES - 21.64%
$ 3,500,000  U.S. Treasury Notes                                  8.50 %        11/15/00   $   3,738,420
  5,000,000  U.S. Treasury Notes                                  5.75          04/30/03       5,204,700
    500,000  U.S. Treasury Notes                                  5.75          08/15/03         522,110
  4,750,000  U.S. Treasury Notes                                  5.88          09/30/02       4,937,007
  1,400,000  U.S. Treasury Notes                                  6.00          07/31/02       1,459,066
  1,000,000  U.S. Treasury Notes                                  6.13          08/15/07       1,092,190
     50,000  U.S. Treasury Notes                                  6.38          03/31/01          51,828
    500,000  U.S. Treasury Notes                                  6.50          08/15/05         549,530
  6,200,000  U.S. Treasury Notes                                  6.50          10/15/06       6,877,164
  1,250,000  U.S. Treasury Notes                                  6.75          04/30/00       1,282,813
    300,000  U.S. Treasury Notes                                  7.25          08/15/04         337,266
  4,000,000  U.S. Treasury Notes                                  7.88          11/15/04       4,634,360
                                                                                           --------------
                                                                                           $  30,686,454
             TOTAL U.S. TREASURY SECURITIES                                                $  34,135,679
             (Cost $33,474,263)

             SHORT-TERM INSTRUMENTS - 1.15%
             REPURCHASE AGREEMENTS - 1.15%
$ 1,626,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.70          01/04/99   $   1,626,000
             (Cost $1,626,000)

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)  Short-Intermediate U.S. Government Income Fund
------------------------------------------------------------------------

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $137,127,292)                                      99.08%               $  140,504,576
              Other Assets and Liabilities, Net                         0.92                     1,300,674
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  141,805,250
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    3,495,033
Gross Unrealized Depreciation         (117,749)
                                --------------
NET UNREALIZED APPRECIATION     $    3,377,284
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS - 9.09%
             CAPITAL GOODS - 0.13 %
      4,000  USEC Incorporated                                               $     59,535  $      55,500

             ENERGY & RELATED - 0.17%
        400  Atlantic Richfield Corporation                                  $     28,732  $      26,100
        600  New Century Energies Incorporated                                     27,686         29,250
        400  Texaco Incorporated                                                   23,257         21,150
                                                                             ------------  --------------
                                                                             $     79,675  $      76,500

             FINANCE & RELATED - 6.60%
     12,900  Archstone Communities Trust                                     $    256,955  $     261,225
     15,000  Arden Realty Group Incorporated                                      339,268        347,812
      8,000  Charles E. Smith Residential Realty Incorporated                     246,559        257,000
      3,200  Duke Realty Investments Incorporated                                  71,019         74,400
      5,000  Equity Residential Properties Trust                                  202,300        202,187
     12,500  Highwoods Properties Incorporated                                    344,281        321,875
     20,000  Indymac Mortgage Holdings Incorporated                               309,935        211,250
      2,400  Irvine Community Apartments Incorporated                              68,080         76,500
     17,000  Kilroy Realty Corporation                                            360,125        391,000
      6,100  Post Properties Incorporated                                         236,051        234,468
      2,000  Prologis Trust                                                        47,860         41,500
      7,200  Simon Property Group Incorporated                                    215,346        205,200
      7,500  Spieker Properties Incorporated                                      263,138        259,688
                                                                             ------------  --------------
                                                                             $  2,960,917  $   2,884,105

             FOOD & RELATED - 0.09%
        700  Philip Morris Companies Incorporated                            $     28,056  $      37,450

             HEALTHCARE - 1.27%
     12,000  American Health Properties Incorporated                         $    280,066  $     247,500
     10,000  Health Care Property Investors Incorporated                          328,725        307,500
                                                                             ------------  --------------
                                                                             $    608,791  $     555,000

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)  Strategic Income Fund
------------------------------------------------------------------------

  SHARES     SECURITY NAME                                                       COST          VALUE
             COMMON STOCKS (CONTINUED)
             INTERNATIONAL STOCKS - 0.59%
      8,000  British Steel PLC ADR (UK)                                      $    137,355  $     117,000
      4,000  Imperial Chemical Industries PLC ADR (UK)                            148,990        139,750
                                                                             ------------  --------------
                                                                             $    286,345  $     256,750

             TELECOMMUNICATIONS - 0.06%
        400  GTE Corporation                                                 $     22,857  $      26,975

             UTILITIES - 0.18%
        600  Alltel Corporation                                              $     25,361  $      35,887
        700  Sonat Incorporated                                                    24,775         18,944
        900  Southern Company                                                      24,485         26,156
                                                                             ------------  --------------
                                                                             $     74,621  $      80,987
             TOTAL COMMON STOCKS                                             $  4,120,797  $   3,973,267

             PREFERRED STOCKS - 2.49%
             CONVERTIBLES - 2.49%
        800  Aetna Incorporated                                              $     58,514  $      60,850
     22,000  Duke Capital Finance                                                 551,500        558,250
      5,000  Enterprise Capital III                                               123,125        124,688
      5,000  PSCO Capital I                                                       128,438        127,500
        900  Readers Digest Association                                            24,878         23,400
      1,200  Texas Utilities Company                                               62,364         67,650
      5,000  U.S. Bancorp Capitol II                                              125,000        126,250
                                                                             ------------  --------------
             TOTAL PREFERRED STOCKS                                          $  1,073,819  $   1,088,588

Strategic Income Fund  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             FOREIGN GOVERNMENTS - 4.64%
             FOREIGN GOVERNMENTS - 4.64%
$   720,000  Republic of Argentina                               11.00 %        10/09/06   $     714,600
    170,000  Republic of Poland                                   7.13          07/01/04         176,162
    440,000  Republic of the Philippines                          8.88          04/15/08         442,750
    745,000  United Mexican States                                8.63          03/12/08         696,575
                                                                                           --------------
             TOTAL FOREIGN GOVERNMENTS                                                     $   2,030,087
             (Cost $1,856,018)

             CORPORATE BONDS & NOTES - 66.31%
             BANK & FINANCE - 3.67%
$   500,000  American General Finance Corporation                 8.13 %        08/15/09   $     583,125
  1,000,000  Sprint Capital Corporation                           6.13          11/15/08       1,021,250
                                                                                           --------------
                                                                                           $   1,604,375

             CONSUMER PRODUCTS - 5.93%
$ 1,500,000  Coca-Cola Bottling Company                           7.20 %        07/01/09   $   1,650,000
    500,000  Neiman Marcus Group Incorporated                     7.13          06/01/28         486,250
    500,000  Revlon Consumer Products Corporation                 8.63          02/01/08         458,750
                                                                                           --------------
                                                                                           $   2,595,000

             ENTERTAINMENT & LEISURE - 15.15%
$   500,000  Chancellor Media Corporation                         8.00 %        11/01/08   $     508,750
  1,000,000  Cinemark USA Incorporated                            9.63          08/01/08       1,047,500
    500,000  Comcast Corporation                                  9.50          01/15/08         528,750
    500,000  Hollinger International Publishing Incorporated      9.25          03/15/07         528,750
  1,000,000  Loews Cineplex Entertainment                         8.88          08/01/08       1,025,000
  1,000,000  News America Holdings Incorporated                   8.00          10/17/16       1,111,250
  1,000,000  Regal Cinemas Incorporated Private Placement         9.50          06/01/08       1,040,000
    500,000  Sun International Hotels Limited                     9.00          03/15/07         520,625
    250,000  Time Warner Incorporated                             9.13          01/15/13         316,250
                                                                                           --------------
                                                                                           $   6,626,875

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)  Strategic Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             FOOD & RELATED - 6.60%
$   500,000  Agrilink Foods                                      11.88 %        11/01/08   $     508,750
    500,000  Chiquita Brands International Incorporated          10.25          11/01/06         520,625
    750,000  Marsh Supermarkets Incorporated                      8.88          08/01/07         784,688
  1,000,000  Randalls Food Markets Incorporated                   9.38          07/01/07       1,072,500
                                                                                           --------------
                                                                                           $   2,886,563

             FOREIGN CORPORATE BONDS - 0.59%
$   250,000  TM Group Holdings PLC                               11.00 %        05/15/08   $     255,625

             HEALTHCARE - 1.73%
$   250,000  Integrated Health Services Incorporated              9.50 %        09/15/07   $     238,125
    500,000  Tenet Healthcare Corporation                         8.13          12/01/08         516,875
                                                                                           --------------
                                                                                           $     755,000

             INDUSTRIALS - 16.31%
$ 1,000,000  Cendant Corporation                                  7.50 %        12/01/00   $   1,006,250
    500,000  CSC Holdings Incorporated                            9.88          02/15/13         560,625
    500,000  CSC Holdings Incorporated                           10.50          05/15/16         592,500
  1,000,000  D. R. Horton Incorporated                           10.00          04/15/06       1,057,500
    250,000  Frontiervision Operating Partners                   11.00          10/15/06         276,563
    500,000  Homeside Incorporated                               11.25          05/15/03         588,125
    750,000  Kaufman & Broad Home Corporation                     9.63          11/15/06         790,313
    500,000  Playtex Family Products                              9.00          12/15/03         520,000
    750,000  Raytheon Company                                     5.70          11/01/03         747,187
  1,000,000  Service Corporation International                    6.00          12/15/05         993,750
                                                                                           --------------
                                                                                           $   7,132,813

             PHARMACEUTICALS - 1.15%
$   500,000  ICN Pharmaceuticals Incorporated                     8.75 %        11/15/08   $     503,750

Strategic Income Fund  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             RETAIL & RELATED - 6.80%
$   500,000  Federated Department Stores Incorporated             6.13 %        09/01/01   $     501,250
    125,000  Home Interiors & Gifts Incorporated                 10.13          06/01/08         123,438
    500,000  Jitney-Jungle Stores America Incorporated           12.00          03/01/06         555,000
    250,000  Jitney-Jungle Stores Incorporated                   10.38          09/15/07         257,500
  1,000,000  K-Mart Corporation                                   8.25          01/01/22       1,006,250
    500,000  National Vision Associate Limited                   12.75          10/15/05         528,750
                                                                                           --------------
                                                                                           $   2,972,188

             TELECOMMUNICATIONS - 6.87%
$   500,000  Adelphia Communications Corporation Series B        10.50 %        07/15/04   $     546,250
  1,300,000  Cable & Wireless Communications                      6.75          03/06/08       1,314,625
    500,000  Jacor Communications Company                         8.75          06/15/07         524,375
    500,000  TCI Communications Incorporated                      8.75          08/01/15         618,125
                                                                                           --------------
                                                                                           $   3,003,375

             TRANSPORTATION - 1.51%
$   650,000  Union Pacific Corporation                            6.63 %        02/01/08   $     662,188
                                                                                           --------------
             TOTAL CORPORATE BONDS & NOTES                                                 $  28,997,752
             (Cost $28,710,679)

             U.S. TREASURY SECURITIES - 15.22%
             U.S. TREASURY BONDS - 15.22%
$ 6,500,000  U.S. Treasury Bonds                                  5.25 %        11/15/28   $   6,654,375
             (Cost $6,598,750)

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1998 (UNAUDITED)  Strategic Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 0.36%
             REPURCHASE AGREEMENTS - 0.36%
$   154,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.70          01/04/99   $     154,000
      3,000  Morgan Stanley & Company Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.65          01/04/99           3,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     157,000
             (Cost $157,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $42,517,063)* (Notes 1 and 3)                      98.11%               $  42,901,069
              Other Assets and Liabilities, Net                         1.89                      828,347
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  43,729,416
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      888,269
Gross Unrealized Depreciation         (504,263)
                                --------------
NET UNREALIZED APPRECIATION     $      384,006
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

                                                      PORTFOLIO OF INVESTMENTS -
U.S. Government Income Fund                        DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 90.14%
             FEDERAL AGENCY - OTHER - 4.34%
$ 5,000,000  Tennessee Valley                                     6.75 %        11/01/25   $   5,647,550
  4,000,000  Tennessee Valley Authority                           6.38          06/15/05       4,252,480
                                                                                           --------------
                                                                                           $   9,900,030

             FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.32%
$ 5,000,000  FHLMC                                                7.10 %        04/10/07   $   5,567,200
  1,919,459  FHLMC #G00683                                        8.50          12/01/25       2,009,424
                                                                                           --------------
                                                                                           $   7,576,624

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 56.41%
$ 5,000,000  FNMA                                                 5.75 %        02/15/08   $   5,177,350
 10,100,000  FNMA #252211                                         6.00          12/01/28       9,968,902
  4,289,496  FNMA #251906                                         7.50          06/01/28       4,406,084
  3,280,333  FNMA #376272                                         7.00          02/01/12       3,345,350
  3,310,132  FNMA #417768                                         6.50          03/01/28       3,332,806
    437,068  FNMA #421867                                         6.50          04/01/28         440,062
  6,105,647  FNMA #424815                                         6.50          04/01/28       6,147,471
  4,578,205  FNMA #426032                                         7.50          06/01/28       4,702,641
  9,597,674  FNMA #430040                                         6.50          06/01/28       9,663,418
  9,511,275  FNMA #430194                                         7.00          06/01/28       9,703,593
  5,364,117  FNMA #70765                                          9.00          03/01/21       5,709,941
  5,298,461  FNMA POOL #430540                                    7.00          06/01/28       5,405,596
  4,443,901  FNMA POOL #432484                                    7.00          06/01/28       4,533,757
  9,751,489  FNMA POOL #440447                                    6.00          09/01/28       9,624,915
  9,790,610  FNMA POOL #443908                                    6.50          11/01/28       9,857,676
  8,422,782  FNMA POOL# 251615                                    7.50          04/01/28       8,651,713
  9,477,808  FNMA POOL# 251700                                    6.50          04/01/13       9,614,478
  9,025,876  FNMA POOL# 415789                                    6.00          05/01/28       8,908,720
  9,598,125  FNMA POOL#251700                                     6.00          04/01/13       9,626,728
                                                                                           --------------
                                                                                           $ 128,821,201

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                        U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 26.07%
$   360,462  GNMA #0058                                           9.00 %        07/20/22   $     384,227
        487  GNMA #0116                                          12.00          03/01/17             500
    254,383  GNMA #0864                                           6.50          02/20/08         258,657
    120,534  GNMA #1168                                           9.00          04/20/19         128,656
    144,963  GNMA #157247                                         9.50          05/20/16         154,334
     62,030  GNMA #158583                                         9.00          09/20/16          66,158
    502,558  GNMA #170928                                         9.00          09/20/16         532,551
    262,247  GNMA #1740                                           9.00          12/20/21         279,537
     17,520  GNMA #223618                                        10.00          01/15/19          18,954
    162,310  GNMA #227132                                         9.00          07/20/17         171,996
  1,349,522  GNMA #291124                                         7.50          06/15/25       1,438,078
  2,622,895  GNMA #306052                                         9.00          06/15/21       2,817,120
  1,976,156  GNMA #319413                                         7.25          12/15/18       2,084,845
    839,360  GNMA #336930                                         7.50          03/15/23         866,228
  1,891,394  GNMA #358863                                         7.25          01/15/24       1,995,421
  1,570,075  GNMA #362589                                         6.88          01/15/29       1,629,926
  1,738,915  GNMA #430800                                         7.00          05/15/26       1,780,093
  3,247,763  GNMA #450871                                         8.00          05/15/27       3,375,627
  8,216,534  GNMA #467791                                         7.50          04/15/28       8,479,545
  5,828,002  GNMA #473573                                         6.50          06/15/28       5,888,671
     22,589  GNMA #766                                            9.50          05/20/17          24,043
    148,426  GNMA II #1236                                        9.50          08/20/19         157,934
    625,688  GNMA II #1239                                       11.00          08/20/19         681,368
    646,973  GNMA II #1273                                        9.50          10/20/19         688,314
    192,939  GNMA II #1420                                       11.00          06/20/20         209,982
     19,753  GNMA II #1436                                       10.00          07/20/20          21,190
    141,415  GNMA II #1454                                       10.00          08/20/20         151,703
     78,574  GNMA II #1456                                       11.00          08/20/20          85,611
    223,675  GNMA II #1472                                       10.00          09/20/20         239,947
    153,052  GNMA II #1526                                       10.00          12/20/20         164,186
    149,272  GNMA II #1544                                       10.00          01/20/21         160,131
     81,706  GNMA II #1579                                        9.50          03/20/21          86,915
     85,902  GNMA II #1580                                        9.00          04/20/21          91,647
    930,476  GNMA II #1580                                       10.00          03/20/21         998,168
    685,315  GNMA II #1616                                       10.00          05/20/21         735,172

                                                      PORTFOLIO OF INVESTMENTS -
U.S. Government Income Fund                        DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
$   122,529  GNMA II #173                                        10.00 %        07/20/14   $     130,995
     81,485  GNMA II #1848                                       10.00          06/20/22          87,443
  1,790,599  GNMA II #2268                                        7.50          08/20/26       1,838,713
  1,556,260  GNMA II #2303                                        7.50          10/20/26       1,598,077
    163,762  GNMA II #340045                                      8.00          03/20/23         170,056
    263,916  GNMA II #418627                                      8.50          11/20/25         278,925
     23,712  GNMA II #495                                        10.00          02/20/16          25,370
      3,521  GNMA II #60                                         10.00          12/20/13           3,757
     62,590  GNMA II #811                                         8.00          02/20/23          64,995
  1,116,574  GNMA POOL #352961                                    6.50          05/15/24       1,128,901
  2,928,247  GNMA POOL #414636                                    7.50          10/15/25       3,019,228
 10,576,030  GNMA POOL #486724                                    6.50          12/15/28      10,686,126
  3,582,646  GNMA II #002496                                      7.00          10/20/27       3,649,569
                                                                                           --------------
                                                                                           $  59,529,590
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $ 205,827,445
             (Cost $202,648,242)

             U.S. TREASURY SECURITIES - 6.04%
             U.S. TREASURY BONDS - 6.04%
$10,000,000  U.S. Treasury Bonds                                 10.38 %        11/15/12   $  13,796,900
             (Cost $13,472,656)

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                        U.S. Government Income Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             SHORT-TERM INSTRUMENTS - 3.55%
             REPURCHASE AGREEMENTS - 3.55%
$ 5,348,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.70          01/04/99   $   5,348,000
    978,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.75          01/04/99         978,000
  1,786,000  Morgan Stanley & Company Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.65          01/04/99       1,786,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $   8,112,000
             (Cost $8,112,000)

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $224,232,898)* (Notes 1 and 3)                     99.73%                  227,736,345
              Other Assets and Liabilities, Net                         0.27                       623,125
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  228,359,470
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $    3,728,435
Gross Unrealized Depreciation         (224,988)
                                --------------
NET UNREALIZED APPRECIATION     $    3,503,447
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

                                                      PORTFOLIO OF INVESTMENTS -
Variable Rate Government Fund                      DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 73.58%
             ADJUSTABLE RATE MORTGAGES - 47.89%
$ 7,266,955  FHLMC #610303+                                       7.58 %        04/01/18   $   7,415,710
  2,741,129  FHLMC #840118+                                       7.62          09/01/18       2,837,507
     16,501  FHLMC #845410 (CMT)+                                 7.58          07/01/23          16,728
      6,632  FHLMC #845613 (CMT)+                                 7.62          01/01/24           6,769
 10,371,287  FHLMC #846150 (CMT)+                                 7.62          04/01/21      10,714,887
  6,440,903  FNMA #136014 (COFI)+                                 5.92          05/01/18       6,418,747
  6,688,827  FNMA #57733+                                         6.14          02/01/17       6,708,693
  2,828,721  FNMA #57775+                                         6.14          05/01/18       2,837,999
  8,794,560  FNMA #66397+                                         6.25          03/01/18       8,822,087
  6,960,831  GNMA II #8076+                                       7.00          11/20/22       7,063,085
  9,095,304  GNMA II #8121 (CMT)+                                 6.87          01/20/23       9,236,008
                                                                                           --------------
                                                                                           $  62,078,220

             FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.91%
$ 6,183,231  FHLMC #846602                                        7.46 %        04/01/27   $   6,365,822

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.51%
$ 9,696,780  FNMA POOL #323186                                    7.50 %        09/01/25   $  10,046,737
  7,260,738  FNMA POOL #323382                                    7.43          10/01/28       7,469,484
                                                                                           --------------
                                                                                           $  17,516,221

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.74%
$ 4,822,021  GNMA II #80205                                       5.00 %        06/20/28   $   4,850,664

             REAL ESTATE MORTGAGE INVESTMENT CONDUITS - 3.53%
$ 3,295,848  FHLMC #1534                                          6.96 %        06/15/23   $   3,353,525
  1,225,029  FHLMC 1991F                                          6.15          09/15/27       1,222,211
                                                                                           --------------
                                                                                           $   4,575,736
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  95,386,663
             (Cost $95,990,251)

PORTFOLIO OF INVESTMENTS -
DECEMBER 31, 1998 (UNAUDITED)                      Variable Rate Government Fund
------------------------------------------------------------------------

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             U.S. TREASURY SECURITIES - 25.86%
             U.S. TREASURY NOTES - 25.86%
$22,500,000  U.S. Treasury Notes                                  4.25 %        11/15/03   $  22,211,775
 11,000,000  U.S. Treasury Notes                                  5.38          06/30/03      11,319,660
                                                                                           --------------
             TOTAL U.S. TREASURY SECURITIES                                                $  33,531,435
             (Cost $33,972,835)

             SHORT-TERM INSTRUMENTS - 0.58%
             REPURCHASE AGREEMENTS - 0.58%
$   656,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         4.70          01/04/99   $     656,000
     95,000  JP Morgan Securities Incorporated Repurchase
               Agreement - 102% Collateralized by U.S.
               Government Securities                              4.75          01/04/99          95,000
                                                                                           --------------
             TOTAL SHORT-TERM INSTRUMENTS                                                  $     751,000
             (Cost $751,000)
             TOTAL INVESTMENTS IN SECURITIES

              (Cost $130,714,086)* (Notes 1 and 3)                    100.02%               $  129,669,098
              Other Assets and Liabilities, Net                        (0.02)                      (25,132)
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $  129,643,966
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

  + THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED DEPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $      243,959
Gross Unrealized Depreciation       (1,288,947)
                                --------------
NET UNREALIZED DEPRECIATION     $   (1,044,988)
                                --------------
                                --------------

The accompanying notes are an integral part of these financial statements.

                                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
Income Funds                                                   DECEMBER 31, 1998
------------------------------------------------------------------------

                                                                       SHORT-INTERMEDIATE
                                                                               U.S.
                                                         CORPORATE       GOVERNMENT
                                                         BOND FUND      INCOME FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see cost below)      $15,347,309     $140,504,576
  Cash                                                       5,690           27,602
RECEIVABLES:
  Dividends and interest                                   296,155        1,867,383
  Fund shares sold                                         226,030          369,024
  Investment securities sold                                     0                0
  Due from co-administrator (Note 2)                         7,499                0
Organization expenses, net of amortization                       0            2,614
Prepaid expenses                                                 0           22,046
TOTAL ASSETS                                            15,882,683      142,793,245

LIABILITIES
Payables:
  Distribution to shareholders                              71,383          648,352
  Fund shares redeemed                                       3,214          186,644
  Due to distributor (Note 2)                                9,942           14,389
  Due to adviser (Note 2)                                        0           51,931
  Other                                                     90,403           86,679
TOTAL LIABILITIES                                          174,942          987,995
TOTAL NET ASSETS                                       $15,707,741     $141,805,250
NET ASSETS CONSIST OF:
  Paid-in capital                                      $15,480,701     $153,916,196
  Undistributed net investment income (loss)                 5,621                0
  Undistributed net realized gain (loss) on
    investments                                              1,338      (15,488,230)
  Net unrealized appreciation (depreciation) of
    investments                                            220,081        3,377,284
TOTAL NET ASSETS                                       $15,707,741     $141,805,250

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
PER SHARE
Net assets - Class A                                   $ 4,599,342     $ 49,478,923
Shares outstanding - Class A                               452,850        4,883,349
Net asset value per share - Class A                    $     10.16     $      10.13
Maximum offering price per share - Class A             $     10.64(1)  $      10.44(2)
Net assets - Class B                                   $ 9,724,722     $  9,105,443
Shares outstanding - Class B                               957,365          898,552
Net asset value and offering price per share -
  Class B                                              $     10.16     $      10.13
Net assets - Class C                                   $ 1,383,677              N/A
Shares outstanding - Class C                               136,256              N/A
Net asset value and offering price per share -
  Class C                                              $     10.15              N/A
Net assets - Institutional Class                               N/A     $ 83,220,884
Shares outstanding - Institutional Class                       N/A        8,370,546
Net asset value and offering price per share -
  Institutional Class                                          N/A     $       9.94
INVESTMENT AT COST (NOTE 3)                            $15,127,228     $137,127,292
-----------------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 1998                                                   Income Funds
------------------------------------------------------------------------

                                                                                            VARIABLE
                                                                               U.S.             RATE
                                                         STRATEGIC       GOVERNMENT       GOVERNMENT
                                                       INCOME FUND      INCOME FUND             FUND

ASSETS
INVESTMENTS:
  In securities, at market value (see cost below)      $42,901,069     $227,736,345     $129,669,098
  Cash                                                       3,641            5,830           23,487
RECEIVABLES:
  Dividends and interest                                   771,984        1,383,604          819,861
  Fund shares sold                                         377,610          675,175           67,703
  Investment securities sold                                     0                0        1,141,889
  Due from co-administrator (Note 2)                             0                0                0
Organization expenses, net of amortization                       0                0                0
Prepaid expenses                                                 0            6,050            3,036
TOTAL ASSETS                                            44,054,304      229,807,004      131,725,074

LIABILITIES
Payables:
  Distribution to shareholders                             216,202          941,629          531,946
  Fund shares redeemed                                       4,351           99,439          875,727
  Due to distributor (Note 2)                               28,268          135,691          462,244
  Due to adviser (Note 2)                                   18,036          151,240           75,385
  Other                                                     58,031          119,535          135,806
TOTAL LIABILITIES                                          324,888        1,447,534        2,081,108
TOTAL NET ASSETS                                       $43,729,416     $228,359,470     $129,643,966
NET ASSETS CONSIST OF:
  Paid-in capital                                      $43,177,267     $240,673,102     $275,356,486
  Undistributed net investment income (loss)                19,997                0
  Undistributed net realized gain (loss) on
    investments                                            148,146      (15,817,079)    (144,667,532)
  Net unrealized appreciation (depreciation) of
    investments                                            384,006        3,503,447       (1,044,988)
TOTAL NET ASSETS                                       $43,729,416     $228,359,470     $129,643,966

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
  PER SHARE
Net assets - Class A                                   $ 8,760,292     $179,797,174     $129,643,966
Shares outstanding - Class A                               697,415       16,247,003       14,257,899
Net asset value per share - Class A                    $     12.56     $      11.07     $       9.09
Maximum offering price per share - Class A             $     13.15(1)  $      11.59(1)  $       9.37(2)
Net assets - Class B                                   $31,735,557     $ 36,035,444              N/A
Shares outstanding - Class B                             2,524,710        3,308,604              N/A
Net asset value and offering price per share -
  Class B                                              $     12.57     $      10.89              N/A
Net assets - Class C                                   $ 3,233,567     $  4,301,169              N/A
Shares outstanding - Class C                               257,230          394,694              N/A
Net asset value and offering price per share -
  Class C                                              $     12.57     $      10.90              N/A
Net assets - Institutional Class                               N/A     $  8,225,683              N/A
Shares outstanding - Institutional Class                       N/A          514,684              N/A
Net asset value and offering price per share -
  Institutional Class                                          N/A     $      15.98              N/A
INVESTMENT AT COST (NOTE 3)                            $42,517,063     $224,232,898     $130,714,086
----------------------------------------------------------------------------------------------------

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/95.5 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/97 OF NET ASSET VALUE. ON INVESTMENTS OF $100,000 OR MORE THE OFFERING PRICE IS REDUCED.
The accompanying notes are an integral part of these financial statements.

                                                         STATEMENT OF OPERATIONS
Income Funds              FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------

                                                          SHORT-INTERMEDIATE
                                                                U.S.
                                             CORPORATE    GOVERNMENT
                                                 BOND         INCOME
                                                 FUND           FUND

INVESTMENT INCOME
  Dividends                                  $      0     $        0
  Interest                                    445,018      4,629,233
TOTAL INVESTMENT INCOME                       445,018      4,629,233
EXPENSES (NOTE 2)
  Advisory fees                                31,301        349,120
  Administration fees                           4,382         48,877
  Custody fees                                  1,018         13,576
  Shareholder servicing fees                   15,651        185,628
  Portfolio accounting fees                    16,480         44,966
  Transfer agency fees                          8,764         62,883
  Distribution fees                            32,339         30,761
  Organization costs                                0          3,630
  Legal and audit fees                         54,687         31,731
  Registration fees                            17,460         25,220
  Directors' fees                               3,996          1,201
  Shareholder reports                           9,801         23,312
  Other                                         9,002          3,225
TOTAL EXPENSES                                204,881        824,130
Less:
  Waived fees and reimbursed expenses        (118,207)      (147,092)
Net Expenses                                   86,674        677,038
NET INVESTMENT INCOME (LOSS)                  358,344      3,952,195

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on sale of
    investments                                43,263        542,756
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                               180,017      1,547,891
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                223,280      2,090,647
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $581,624     $6,042,842
--------------------------------------------------------------------

(1) FOR THE PERIOD FROM JULY 13, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)              Income Funds
------------------------------------------------------------------------

                                                                  U.S.        VARIABLE
                                              STRATEGIC     GOVERNMENT            RATE
                                                 INCOME         INCOME      GOVERNMENT
                                               FUND (1)           FUND            FUND

INVESTMENT INCOME
    Dividends                                $  117,058     $        0     $         0
    Interest                                    943,308      7,199,880       4,307,324
TOTAL INVESTMENT INCOME                       1,060,366      7,199,880       4,307,324
EXPENSES (NOTE 2)
    Advisory fees                                70,820        579,674         378,205
    Administration fees                           9,915         81,154          52,948
    Custody fees                                  2,366         55,329          17,674
    Shareholder servicing fees                   35,410        344,963             379
    Portfolio accounting fees                    21,158         54,188          46,130
    Transfer agency fees                         19,829        158,990         105,897
    Distribution fees                            80,716        127,306         189,482
    Organization costs                                0              0               0
    Legal and audit fees                         27,975         28,459          35,655
    Registration fees                            20,150         41,128           1,164
    Directors' fees                               4,100          1,201           1,201
    Shareholder reports                          12,000         71,054          17,911
    Other                                         6,619          7,272          11,498
TOTAL EXPENSES                                  311,058      1,550,718         858,144
  Less:
    Waived fees and reimbursed expenses        (171,310)      (327,994)       (268,382)
  Net Expenses                                  139,748      1,222,724         589,762
NET INVESTMENT INCOME (LOSS)                    920,618      5,977,156       3,717,562

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on sale of
      investments                               148,146        996,100        (173,766)
    Net change in unrealized
      appreciation (depreciation) of:
      Investments                               384,006      1,854,429      (1,350,014)
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                532,152      2,850,529      (1,523,780)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $1,452,770     $8,827,685     $ 2,193,782
--------------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM JULY 13, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
The accompanying notes are an integral part of these financial statements.

Income Funds                                 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                       CORPORATE BOND FUND
                                             -----------------------------
                                                                FROM APRIL
                                                                   1, 1998
                                                              (COMMENCEMENT
                                              (UNAUDITED)               OF
                                              FOR THE SIX      OPERATIONS)
                                             MONTHS ENDED               TO
                                                 DEC. 31,         JUNE 30,
                                                     1998             1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)                 $    358,344     $     97,942
Net realized gain (loss) on sale of
  investments                                      43,263           14,604
Net change in unrealized appreciation
  (depreciation) of investments                   180,017           40,064
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                     581,624          152,610
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                      (133,116)         (59,155)
    CLASS B                                      (201,757)         (36,202)
    CLASS C                                       (23,471)          (2,585)
    INSTITUTIONAL CLASS                               N/A              N/A
  From net realized gain on sale of
    investments
    CLASS A                                       (17,016)               0
    CLASS B                                       (34,782)               0
    CLASS C                                        (4,731)               0
    INSTITUTIONAL CLASS                               N/A              N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           1,953,083        5,486,114
  Reinvestment of dividends - Class A              67,534           25,324
  Cost of shares redeemed - Class A            (2,969,542)         (35,386)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                         (948,925)       5,476,052
  Proceeds from shares sold - Class B           5,103,417        4,674,276
  Reinvestment of dividends - Class B             167,649           10,428
  Cost of shares redeemed - Class B              (249,231)        (115,854)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                        5,021,835        4,568,850
  Proceeds from shares sold - Class C           1,105,612          296,460
  Reinvestment of dividends - Class C              22,256            1,192
  Cost of shares redeemed - Class C               (57,010)               0
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                        1,070,858          297,652
  Proceeds from shares sold -
    Institutional Class                               N/A              N/A
  Reinvestment of dividends -
    Institutional Class                               N/A              N/A
  Cost of shares redeemed -
    Institutional Class                               N/A              N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS                  N/A              N/A
INCREASE (DECREASE) IN NET ASSETS               5,310,519       10,397,222

NET ASSETS:
  Beginning net assets                         10,397,222                0
ENDING NET ASSETS                            $ 15,707,741     $ 10,397,222
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $      5,621     $      5,621
--------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $8,897,237 FOR CLASS A SHARES AS A RESULT OF THE CONSOLIDATION OF THE MASTERWORKS SHORT-INTERMEDIATE TERM FUND.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $9,084,926 FOR CLASS A SHARES, $7,491,591 FOR CLASS B SHARES AND $41,157,653 FOR THE INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Income Funds
------------------------------------------------------------------------

                                                                                                  STRATEGIC
                                                                                                INCOME FUND
                                                                                                -----------
                                                                                                (UNAUDITED)
                                             SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND       FROM JULY
                                             ----------------------------------------------        13, 1998
                                                                                                (COMMENCEMENT
                                              (UNAUDITED)          FOR THE                               OF
                                              FOR THE SIX            THREE          FOR THE     OPERATIONS)
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED              TO
                                                 DEC. 31,         JUNE 30,        MARCH 31,        DEC. 31,
                                                 1998 (1)         1998 (2)             1998            1998

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $  3,952,195     $  1,204,587     $  4,631,025         920,618
 Net realized gain (loss) on sale of
  investments                                     542,756          197,277            8,966         148,146
 Net change in unrealized appreciation
  (depreciation) of investments                 1,547,891         (315,497)       2,861,633         384,006
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   6,042,842        1,086,367        7,501,624       1,452,770
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (1,253,524)        (411,840)      (1,633,537)       (246,272)
    CLASS B                                      (203,628)         (16,670)(3)          N/A        (590,329)
    CLASS C                                           N/A              N/A              N/A         (64,020)
    INSTITUTIONAL CLASS                        (2,495,043)        (776,077)      (2,997,488)            N/A
  From net realized gain on sale of
    investments
    CLASS A                                             0                0                0               0
    CLASS B                                             0                0(3)           N/A               0
    CLASS C                                           N/A              N/A              N/A               0
    INSTITUTIONAL CLASS                                 0                0                0             N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          30,840,463       11,342,063        5,448,204      13,807,449
  Reinvestment of dividends - Class A           1,056,960          298,853        1,300,551         205,162
  Cost of shares redeemed - Class A           (21,146,941)      (3,209,710)     (11,996,563)     (5,372,471)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                       10,750,482        8,431,206       (5,247,808)      8,640,140
  Proceeds from shares sold - Class B           2,360,981        7,582,398(3)           N/A      37,554,772
  Reinvestment of dividends - Class B             184,985                5(3)           N/A         426,222
  Cost of shares redeemed - Class B            (1,071,246)         (27,179)(3)          N/A      (6,640,782)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                        1,474,720        7,555,224(3)           N/A      31,340,212
  Proceeds from shares sold - Class C                 N/A              N/A              N/A       3,557,376
  Reinvestment of dividends - Class C                 N/A              N/A              N/A          51,294
  Cost of shares redeemed - Class C                   N/A              N/A              N/A        (411,755)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                              N/A              N/A              N/A       3,196,915
  Proceeds from shares sold -
    Institutional Class                         5,676,637       43,495,528        5,679,146             N/A
  Reinvestment of dividends -
    Institutional Class                         1,086,203          182,366          880,516             N/A
  Cost of shares redeemed -
    Institutional Class                       (15,082,022)      (5,405,311)     (16,585,172)            N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS           (8,319,182)      38,272,583      (10,025,510)            N/A
INCREASE (DECREASE) IN NET ASSETS               5,996,667       54,140,793      (12,402,719)     43,729,416

NET ASSETS:
  Beginning net assets                        135,808,583       81,667,790       94,070,509               0
ENDING NET ASSETS                            $141,805,250     $135,808,583     $ 81,667,790     $43,729,416
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $          0     $          0     $          0     $    19,997
-----------------------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $8,897,237 FOR CLASS A SHARES AS A RESULT OF THE CONSOLIDATION OF THE MASTERWORKS SHORT-INTERMEDIATE TERM FUND.
(2) "PROCEEDS FROM SHARES SOLD" INCLUDES $9,084,926 FOR CLASS A SHARES, $7,491,591 FOR CLASS B SHARES AND $41,157,653 FOR THE INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

The accompanying notes are an integral part of these financial statements.

Income Funds                                 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                                U.S. GOVERNMENT INCOME FUND
                                             ----------------------------------------------
                                              (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX          FOR THE
                                             MONTHS ENDED     MONTHS ENDED       YEAR ENDED
                                                 DEC. 31,         JUNE 30,         DEC. 31,
                                                     1998             1998         1997 (1)

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $  5,977,156     $  6,425,799     $  5,631,623
 Net realized gain (loss) on sale of
  investments                                     996,100        1,653,357      (16,017,813)
 Net change in unrealized appreciation
  (depreciation) of investments                 1,854,429         (498,541)       2,148,328
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   8,827,685        7,580,615       (8,237,862)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (4,936,029)      (5,483,277)      (5,440,321)
    CLASS B                                      (751,482)        (679,047)         (22,232)(3)
    CLASS C                                       (68,858)         (50,459)        (164,423)
    INSTITUTIONAL CLASS                          (220,787)        (213,016)          (4,647)(3)
  From net realized gain on sale of
    investments
    CLASS A                                             0                0                0
    CLASS B                                             0                0                0(3)
    CLASS C                                             0                0                0
    INSTITUTIONAL CLASS                                 0                0                0(3)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A           9,345,528       14,893,331      180,455,427
  Reinvestment of dividends - Class A           4,003,704        3,684,634        4,095,456
  Cost of shares redeemed - Class A           (28,414,372)     (34,573,811)     (39,630,894)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                      (15,065,140)     (15,995,846)     144,919,989
  Proceeds from shares sold - Class B           9,295,823        6,603,948       26,085,390(3)
  Reinvestment of dividends - Class B             509,401          353,766              289(3)
  Cost of shares redeemed - Class B            (4,022,003)      (3,623,776)        (260,384)(3)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                        5,783,221        3,333,938       25,825,295(3)
  Proceeds from shares sold - Class C           2,628,264          854,024          313,936
  Reinvestment of dividends - Class C              38,217           18,640           40,188
  Cost of shares redeemed - Class C              (663,183)        (391,003)        (893,744)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                        2,003,298          481,661         (539,620)
  Proceeds from shares sold -
    Institutional Class                         1,061,691        1,378,641        7,130,458(3)
  Reinvestment of dividends -
    Institutional Class                            57,701           52,382                0(3)
  Cost of shares redeemed -
    Institutional Class                        (1,305,996)        (416,683)         (10,496)(3)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS             (186,604)       1,014,340        7,119,962(3)
INCREASE (DECREASE) IN NET ASSETS              (4,614,696)     (10,011,091)     163,456,141

NET ASSETS:
  Beginning net assets                        232,974,166      242,985,257       79,529,116
ENDING NET ASSETS                            $228,359,470     $232,974,166     $242,985,257
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $          0     $          0     $          0
-------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $133,935,218 FOR CLASS A SHARES, $25,382,621 FOR CLASS B SHARES AND $7,031,601 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND.
(2) "PROCEEDS FROM SHARES SOLD" FOR THE CLASS A SHARES INCLUDES $4,577,231 AS A RESULT OF THE CONVERSION OF THE FUND'S CLASS C SHARES ON JULY 13, 1998.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4)  THIS CLASS OF SHARES CEASED OPERATIONS ON JULY 13, 1998.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS                                 Income Funds
------------------------------------------------------------------------

                                                               VARIABLE RATE GOVERNMENT FUND
                                             -----------------------------------------------
                                              (UNAUDITED)
                                              FOR THE SIX      FOR THE SIX
                                             MONTHS ENDED     MONTHS ENDED           FOR THE
                                                 DEC. 31,         JUNE 30,        YEAR ENDED
                                                 1998 (2)             1998     DEC. 31, 1997

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $  3,717,562     $  4,927,547     $  18,370,862
 Net realized gain (loss) on sale of
  investments                                    (173,766)          12,439         1,330,949
 Net change in unrealized appreciation
  (depreciation) of investments                (1,350,014)      (1,051,658)         (325,594)
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   2,193,782        3,888,328        19,376,217
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    CLASS A                                    (3,710,613)      (4,809,412)      (18,017,297)
    CLASS B                                           N/A              N/A               N/A
    CLASS C                                        (6,949)(4)     (118,135)         (353,565)
    INSTITUTIONAL CLASS                               N/A              N/A               N/A
  From net realized gain on sale of
    investments
    CLASS A                                             0                0                 0
    CLASS B                                           N/A              N/A               N/A
    CLASS C                                             0(4)             0                 0
    INSTITUTIONAL CLASS                               N/A              N/A               N/A
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold - Class A          38,813,988       48,964,576        68,881,115
  Reinvestment of dividends - Class A             581,398          817,437         3,028,668
  Cost of shares redeemed - Class A           (73,222,009)    (111,124,094)     (239,536,408)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS A                      (33,826,623)     (61,342,081)     (167,626,625)
  Proceeds from shares sold - Class B                 N/A              N/A               N/A
  Reinvestment of dividends - Class B                 N/A              N/A               N/A
  Cost of shares redeemed - Class B                   N/A              N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS B                              N/A              N/A               N/A
  Proceeds from shares sold - Class C                   0(4)    26,817,057       213,222,536
  Reinvestment of dividends - Class C               8,618(4)        60,258           220,657
  Cost of shares redeemed - Class C            (4,634,166)(4)  (26,686,854)     (214,475,037)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - CLASS C                       (4,625,548)(4)      190,461        (1,031,844)
  Proceeds from shares sold -
    Institutional Class                               N/A              N/A               N/A
  Reinvestment of dividends -
    Institutional Class                               N/A              N/A               N/A
  Cost of shares redeemed -
    Institutional Class                               N/A              N/A               N/A
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS - INSTITUTIONAL CLASS                  N/A              N/A               N/A
INCREASE (DECREASE) IN NET ASSETS             (39,975,951)     (62,190,839)     (167,653,114)

NET ASSETS:
  Beginning net assets                        169,619,917      231,810,756       399,463,870
ENDING NET ASSETS                            $129,643,966     $169,619,917     $ 231,810,756
ENDING BALANCE OF UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                   $          0     $          0     $           0
--------------------------------------------------------------------------------------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $133,935,218 FOR CLASS A SHARES, $25,382,621 FOR CLASS B SHARES AND $7,031,601 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND.
(2) "PROCEEDS FROM SHARES SOLD" FOR THE CLASS A SHARES INCLUDES $4,577,231 AS A RESULT OF THE CONVERSION OF THE FUND'S CLASS C SHARES ON JULY 13, 1998.
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
(4)  THIS CLASS OF SHARES CEASED OPERATIONS ON JULY 13, 1998.

The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                      CORPORATE BOND FUND (1)
                                                                   CLASS A                            CLASS B
                                            ------------------------------     ------------------------------
                                              (UNAUDITED)                       (UNAUDITED)
                                               SIX MONTHS           PERIOD       SIX MONTHS            PERIOD
                                                    ENDED            ENDED            ENDED             ENDED
                                                 DEC. 31,         JUNE 30,         DEC. 31,          JUNE 30,
                                                     1998             1998             1998              1998
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.03           $10.00           $10.03            $10.00
                                            -------------     ------------     ------------     -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.32             0.17             0.28              0.15
  Net realized and unrealized gain
    (loss) on investments                            0.17             0.03             0.17              0.03
                                            -------------     ------------     ------------     -------------
TOTAL FROM INVESTMENT OPERATIONS                     0.49             0.20             0.45              0.18
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.32)           (0.17)           (0.28)            (0.15)
  Distributions from net realized gain              (0.04)            0.00            (0.04)             0.00
  Tax return of capital                              0.00             0.00             0.00              0.00
                                            -------------     ------------     ------------     -------------
TOTAL FROM DISTRIBUTIONS                            (0.36)           (0.17)           (0.32)            (0.15)
                                            -------------     ------------     ------------     -------------
NET ASSET VALUE, END OF PERIOD                     $10.16           $10.03           $10.16            $10.03
                                            -------------     ------------     ------------     -------------
                                            -------------     ------------     ------------     -------------
TOTAL RETURN (NOT ANNUALIZED)*                      4.92%            1.98%            4.53%             1.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $4,599           $5,503           $9,725            $4,595
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to average net
    assets                                          0.87%            0.56%            1.64%             1.35%
  Ratio of net investment income to
    average net assets                              6.24%            6.47%            5.45%             5.47%
Portfolio turnover                                    51%              33%              51%               33%
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses                                         2.88 %           3.74 %           3.36 %            4.30 %
Ratio of net investment income (loss) to
  average net assets prior to waived
  fees and reimbursed expenses                      4.23%            3.29%            3.73%             2.52%
-------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON APRIL 1, 1998.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31. The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                              CORPORATE BOND FUND(1)              SHORT-INTERMEDIATE U.S. GOVERNMENT
                                             (CONT.)                                     INCOME FUND
                                             CLASS C                                         CLASS A
                              ----------------------  ----------------------------------------------
                              (UNAUDITED)             (UNAUDITED)      THREE
                              SIX MONTHS      PERIOD  SIX MONTHS      MONTHS              SIX MONTHS
                                   ENDED       ENDED       ENDED       ENDED  YEAR ENDED       ENDED
                                DEC. 31,    JUNE 30,    DEC. 31,    JUNE 30,   MARCH 31,   MARCH 31,
                                    1998        1998        1998    1998 (2)        1998    1997 (3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.03      $10.00       $9.97       $9.95       $9.64       $9.73
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.27        0.15        0.29        0.13        0.51        0.34
  Net realized and
    unrealized gain (loss)
    on investments                  0.16        0.03        0.16        0.02        0.31       (0.09)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.43        0.18        0.45        0.15        0.82        0.25
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.27)      (0.15)      (0.29)      (0.13)      (0.51)      (0.34)
  Distributions from net
    realized gain                  (0.04)       0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.31)      (0.15)      (0.29)      (0.13)      (0.51)      (0.34)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.15      $10.03      $10.13       $9.97       $9.95       $9.64
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     4.41%       1.78%       4.54%       1.54%       8.69%       2.57%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $1,384        $299     $49,479     $38,149     $29,694     $33,920
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.65%       1.34%       0.96%       0.96%      0.78 %      0.71 %
  Ratio of net investment
    income to average net
    assets                         5.36%       5.57%       5.66%       5.36%      5.19 %      6.96 %
Portfolio turnover                   51%         33%         31%         12%         48%         52%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        4.23 %      8.58 %      1.22 %       1.24%      1.30 %      1.12 %
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         2.78%       (1.67)%      5.40%      5.08%       4.67%       6.55%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON APRIL 1, 1998.
(2)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31. The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             SHORT-INTERMEDIATE U.S. GOVERNMENT
                                                                            INCOME FUND (CONT.)
                                                                                CLASS A (CONT.)
                                                             ----------------------------------
                                                                   NINE
                                                                 MONTHS
                                                                  ENDED  YEAR ENDED  YEAR ENDED
                                                              SEPT. 30,    DEC. 31,    DEC. 31,
                                                              1996  (1)        1995        1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00       $9.39       $9.99
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.41        0.55        0.46
  Net realized and unrealized gain (loss) on investments          (0.27)       0.61       (0.60)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.14        1.16       (0.14)
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.41)      (0.55)      (0.46)
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.41)      (0.55)      (0.46)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                    $9.73      $10.00       $9.39
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    1.34%      12.67%       (1.42)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $37,465     $39,928     $11,602
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.76 %      0.71 %      0.25 %
  Ratio of net investment income to average net assets           5.60 %      5.64 %      4.75 %
Portfolio turnover                                                 389%        472%        288%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                   1.21 %      1.67 %      2.28 %
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    5.15%       4.68%       2.72%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                              SHORT-INTERMEDIATE U.S. GOVERNMENT
                                                                                             INCOME FUND (CONT.)
                                             CLASS B                                         INSTITUTIONAL CLASS
                              ----------------------  ----------------------------------------------------------
                              (UNAUDITED)             (UNAUDITED)      THREE
                              SIX MONTHS      PERIOD  SIX MONTHS      MONTHS              SIX MONTHS      PERIOD
                                   ENDED       ENDED       ENDED       ENDED  YEAR ENDED       ENDED       ENDED
                                DEC. 31,    JUNE 30,    DEC. 31,    JUNE 30,   MARCH 31,   MARCH 31,   SEPT. 30,
                                    1998    1998 (2)        1998    1998 (3)        1998    1997 (4)    1996 (5)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.97      $10.03       $9.78       $9.76       $9.45       $9.54       $9.46
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.25        0.02        0.29        0.13        0.51        0.34        0.03
  Net realized and
    unrealized gain (loss)
    on investments                  0.16       (0.06)       0.16        0.02        0.31       (0.09)       0.08
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.41       (0.04)       0.45        0.15        0.82        0.25        0.11
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.25)      (0.02)      (0.29)      (0.13)      (0.51)      (0.34)      (0.03)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.25)      (0.02)      (0.29)      (0.13)      (0.51)      (0.34)      (0.03)
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.13       $9.97       $9.94       $9.78       $9.76       $9.45       $9.54
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     4.17%       (0.38)%      4.60%      1.56%       8.85%       2.58%       1.08%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $9,105      $7,514     $83,221     $90,146     $51,973     $60,150     $73,637
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.66%      1.66 %       0.91%       0.91%      0.69 %      0.65 %      0.59 %
  Ratio of net investment
    income to average net
    assets                         4.96%      5.08 %       5.73%       5.44%      5.28 %      7.01 %      5.14 %
Portfolio turnover                   31%         12%         31%         12%         48%         52%        389%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        2.03 %      1.97 %      1.08 %       1.08%      1.07 %      1.02 %      0.84 %
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.59%       4.77%       5.56%       5.27%       4.90%       6.64%       4.89%
----------------------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO SEPTEMBER 30.
(2)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM MARCH 31 TO JUNE 30.
(4)  THE FUND CHANGED ITS FISCAL YEAR-END FROM SEPTEMBER 30 TO MARCH 31.
(5)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON SEPTEMBER 6, 1996.
The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                      STRATEGIC INCOME FUND (1)
                                                                CLASS A     CLASS B     CLASS C
                                                             ----------  ----------  ----------
                                                             (UNAUDITED) (UNAUDITED) (UNAUDITED)
                                                                 PERIOD      PERIOD      PERIOD
                                                                  ENDED       ENDED       ENDED
                                                               DEC. 31,    DEC. 31,    DEC. 31,
                                                                   1998        1998        1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $12.50      $12.50      $12.50
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.38        0.33        0.33
  Net realized and unrealized gain (loss) on investments           0.05        0.07        0.07
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.43        0.40        0.40
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.37)      (0.33)      (0.33)
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.37)      (0.33)      (0.33)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $12.56      $12.57      $12.57
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.57%       3.29%       3.29%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $8,760     $31,736      $3,234
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.32%       1.21%       1.19%
  Ratio of net investment income to average net assets            6.88%       6.28%       6.25%
Portfolio turnover                                                 107%        107%        107%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                   1.88 %      2.23 %      2.71 %
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    5.32%       5.26%       4.73%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON JULY 13, 1998.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     U.S. GOVERNMENT INCOME FUND (2)
                                                                                             CLASS A
                              ----------------------------------------------------------------------
                              (UNAUDITED)
                              SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                DEC. 31,    JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1998    1998 (3)        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.93      $10.88      $10.65      $11.34      $10.16      $11.44
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.29        0.30        0.64        0.66        0.73        0.74
  Net realized and
    unrealized gain (loss)
    on investments                  0.14        0.05        0.23       (0.69)       1.18       (1.28)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.43        0.35        0.87       (0.03)       1.91       (0.54)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.29)      (0.30)      (0.64)      (0.66)      (0.73)      (0.74)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.29)      (0.30)      (0.64)      (0.66)      (0.73)      (0.74)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $11.07      $10.93      $10.88      $10.65      $11.34      $10.16
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     3.99%       3.23%       8.73%       (0.11)%     19.32%      (4.81)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $179,797    $192,538    $207,558     $77,239     $30,471     $35,838
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.95%       0.89%       0.88%       0.89%       0.88%       0.76%
  Ratio of net investment
    income to average net
    assets                         5.27%       5.51%       6.01%       6.07%       6.79%       6.84%
Portfolio turnover                   46%        245%        306%        240%         95%         50%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.21 %       1.25%       0.96%       1.24%       1.24%       1.08%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         5.01%       5.15%       5.93%       5.72%       6.44%       6.52%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND COMMENCED OPERATIONS ON JULY 13, 1998.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                U.S. GOVERNMENT INCOME FUND (2)
                                                                                        (CONT.)
                                                                                        CLASS B
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS      PERIOD
                                                                  ENDED       ENDED       ENDED
                                                               DEC. 31,    JUNE 30,    DEC. 31,
                                                                   1998    1998 (3)    1997 (4)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $10.76      $10.70      $10.72
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.25        0.26        0.03
  Net realized and unrealized gain (loss) on investments           0.13        0.06       (0.02)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.38        0.32        0.01
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.25)      (0.26)      (0.03)
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.25)      (0.26)      (0.03)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $10.89      $10.76      $10.70
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.55%       2.98%       0.08%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $36,035     $29,867     $26,401
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         1.65%       1.59%       1.58%
  Ratio of net investment income to average net assets            4.54%       4.78%       5.75%
Portfolio turnover                                                  46%        245%        306%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                   1.97 %       1.90%       1.87%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    4.22%       4.47%       5.46%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D AND WAS RENAMED AS CLASS C IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 14, 1997. FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 15, 1997.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                             U.S. GOVERNMENT INCOME FUND (2) (CONT.)
                                                                                         CLASS C (1)
                              ----------------------------------------------------------------------
                              (UNAUDITED)
                              SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                DEC. 31,    JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1998    1998 (3)        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $10.76      $10.71      $10.49      $11.17      $10.01      $11.26
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.25        0.26        0.55        0.58        0.64        0.65
  Net realized and
    unrealized gain (loss)
    on investments                  0.14        0.05        0.22       (0.68)       1.16       (1.25)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.39        0.31        0.77       (0.10)       1.80       (0.60)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.25)      (0.26)      (0.55)      (0.58)      (0.64)      (0.65)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00        0.00        0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.25)      (0.26)      (0.55)      (0.58)      (0.64)      (0.65)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                          $10.90      $10.76      $10.71      $10.49      $11.17      $10.01
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     3.64%       2.88%       7.56%       (0.79)%     18.54%      (5.45)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                        $4,301      $2,262      $1,772      $2,290      $2,793      $3,722
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             1.65%       1.59%       1.62%       1.62%       1.62%       1.37%
  Ratio of net investment
    income to average net
    assets                         4.47%       4.76%       5.27%       5.50%       6.07%       6.14%
Portfolio turnover                   46%        245%        306%        240%         95%         50%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.88 %       2.46%       3.06%       3.39%       2.29%       1.87%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.24%       3.89%       3.83%       3.73%       5.40%       5.64%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1) THIS CLASS OF SHARES COMMENCED OPERATIONS AS CLASS D AND WAS RENAMED AS CLASS C IN CONJUNCTION WITH THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 14, 1997. FUNDS, INC. AND STAGECOACH FUNDS, INC. ON DECEMBER 15, 1997.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES)
(3)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(4)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

Income Funds                                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                U.S. GOVERNMENT INCOME FUND (2)
                                                                                        (CONT.)
                                                                            INSTITUTIONAL CLASS
                                                             ----------------------------------
                                                             (UNAUDITED)
                                                             SIX MONTHS  SIX MONTHS      PERIOD
                                                                  ENDED       ENDED       ENDED
                                                               DEC. 31,    JUNE 30,    DEC. 31,
                                                                   1998    1998 (1)    1997 (3)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $15.79      $15.71      $15.73
                                                             ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                     0.43        0.43        0.05
  Net realized and unrealized gain (loss) on investments           0.19        0.08       (0.02)
                                                             ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS                                   0.62        0.51        0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income                            (0.43)      (0.43)      (0.05)
  Distributions from net realized gain                             0.00        0.00        0.00
  Tax return of capital                                            0.00        0.00        0.00
                                                             ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS                                          (0.43)      (0.43)      (0.05)
                                                             ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                                   $15.98      $15.79      $15.71
                                                             ----------  ----------  ----------
                                                             ----------  ----------  ----------
TOTAL RETURN (NOT ANNUALIZED)*                                    3.94%       3.32%       0.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                               $8,226      $8,307      $7,255
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                         0.90%       0.83%       0.77%
  Ratio of net investment income to average net assets            5.32%       5.56%       6.58%
Portfolio turnover                                                  46%        245%        306%
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to waived
  fees and reimbursed expenses                                   1.42 %       1.18%       1.16%
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses                    4.80%       5.21%       6.19%
-----------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES).
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS                                                Income Funds
------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       VARIABLE RATE GOVERNMENT FUND
                                                                                             CLASS A
                              ----------------------------------------------------------------------
                              (UNAUDITED)
                              SIX MONTHS  SIX MONTHS
                                   ENDED       ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                DEC. 31,    JUNE 30,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1998    1998 (1)        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $9.19       $9.23       $9.25       $9.35       $9.19       $9.99
                              ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.23        0.24        0.51        0.50        0.53        0.43
  Net realized and
    unrealized gain (loss)
    on investments                 (0.10)      (0.04)      (0.02)      (0.10)       0.16       (0.80)
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT
  OPERATIONS                        0.13        0.20        0.49        0.40        0.69       (0.37)
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (0.23)      (0.24)      (0.51)      (0.46)      (0.53)      (0.43)
  Distributions from net
    realized gain                   0.00        0.00        0.00        0.00        0.00        0.00
  Tax return of capital             0.00        0.00        0.00       (0.04)       0.00        0.00
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM DISTRIBUTIONS           (0.23)      (0.24)      (0.51)      (0.50)      (0.53)      (0.43)
                              ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF
  PERIOD                           $9.09       $9.19       $9.23       $9.25       $9.35       $9.19
                              ----------  ----------  ----------  ----------  ----------  ----------
                              ----------  ----------  ----------  ----------  ----------  ----------
TOTAL RETURN (NOT
  ANNUALIZED)*                     1.39%       2.16%       5.43%       4.41%       7.69%       (3.81)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (000s)                      $129,644    $164,994    $227,353    $393,948    $653,897  $1,215,546
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED):
  Ratio of expenses to
    average net assets             0.78%       0.78%       0.81%       0.88%       0.84%       0.79%
  Ratio of net investment
    income to average net
    assets                         4.93%       5.21%       5.55%       5.36%       5.71%       4.40%
Portfolio turnover                   48%         45%         92%        277%        317%        164%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses                        1.14 %       1.11%       1.09%       0.98%       0.96%       0.94%
Ratio of net investment
  income (loss) to average
  net assets prior to waived
  fees and reimbursed
  expenses                         4.57%       4.88%       5.27%       5.26%       5.59%       4.25%
----------------------------------------------------------------------------------------------------

  *  TOTAL RETURNS DO NOT INCLUDE ANY SALES CHARGES.
(1)  THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31 TO JUNE 30.
(2) PERIODS PRIOR TO DECEMBER 31, 1997 HAVE BEEN RESTATED TO GIVE EFFECT TO THE CONVERSION RATIOS APPLIED IN THE CONSOLIDATION OF OVERLAND EXPRESS FUNDS, INC. AND STAGECOACH FUNDS, INC. (0.95041322 FOR CLASS A SHARES AND 1.31902985 FOR CLASS C SHARES).
(3)  THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.
The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Income Funds
------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
  Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992 and currently offers thirty-one separate series. These financial statements represent the Corporate Bond, Short-Intermediate U.S. Government Income, Strategic Income, U.S. Government Income and Variable Rate Government Funds (the "Funds") each a diversified series of the Company.
  At a special shareholders meeting on November 24, 1998, the shareholders of the MasterWorks Short-Intermediate Term Fund (the "S-I Term Fund") approved a plan of consolidation providing for the transfer of the assets and liabilities of the S-I Term Fund to the Company's Short-Intermediate U.S. Government Income Fund (the "Government Fund") in exchange for shares of designated classes of the Government Fund (the "Consolidation"). The Consolidation was subsequently approved by the S-I Term Fund shareholders. As a result of this Consolidation, effective at the close of business on December 4, 1998, the Government Fund acquired all of the assets and assumed all of the liabilities of the S-I Term Fund. The Government Fund issued 874,240 Class A shares valued at $8,897,237 to Class A shareholders of the S-I Term Fund. As of the Consolidation date, the components of net assets for each Fund were as follows:

                                 STAGECOACH SHORT-
                                 INTERMEDIATE U.S.          MASTERWORKS
                                 GOVERNMENT INCOME   SHORT-INTERMEDIATE
DECEMBER 4, 1998                              FUND            TERM FUND
-----------------------------------------------------------------------
Paid-in Capital                    $141,599,909          $8,882,504
Undistributed Net Realized
  Gain (Loss)                       (15,395,470)           (103,836)
Unrealized Appreciation
  (Depreciation)                      3,977,332             118,569
                                ------------------   ------------------
Total Net Assets                   $130,181,771          $8,897,237
                                ------------------   ------------------
                                ------------------   ------------------

  The combined net assets for the Stagecoach Short-Intermediate U.S. Government Income Fund immediately after the Consolidation were $139,079,008. The acquisition was accomplished in a tax-free exchange for shares of the Stagecoach Short-Intermediate U.S. Government Income Fund.
  Effective at the close of business on June 12, 1998, the Stagecoach Intermediate Bond Fund was consolidated in a tax-free exchange for shares of designated classes of the Stagecoach Short-Intermediate U.S. Government

Income Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

Income Fund. Effective at the close of business on December 12, 1997, the Overland Express Funds, Inc. were consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund. Also, at the close of business on December 12, 1997, funds structured as a "feeder" fund in a "master-feeder" structure were restructured to invest directly in a portfolio of securities, rather than to invest in a portfolio of securities through a "master" portfolio. Effective on September 6, 1996 the Pacifica Funds Trust was consolidated into the Company in a tax-free exchange for shares of designated classes of the corresponding Stagecoach fund.
  The Corporate Bond, Strategic Income and U.S. Government Income Funds each offer Class A, Class B and Class C shares. In addition, the U.S. Government Income Fund also offers Institutional Class shares. The Short-Intermediate U.S. Government Income Fund offers Class A, Class B and Institutional Class shares. The Variable Rate Government Fund offers only Class A shares. Prior to July 13, 1998, the Variable Rate Government Fund also offered Class C shares. Effective at the close of business on July 12, 1998, the Class C shares of the Variable Rate Government Fund were converted into Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each Class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.
  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION
  All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Income Funds
------------------------------------------------------------------------

exchange or the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
  Securities transactions are recorded on a trade date basis. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. With the exception of the Corporate Bond Fund, bond discounts are accreted and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For the Corporate Bond Fund discounts are accreted under provisions of the Code.

REPURCHASE AGREEMENTS
  Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

Income Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

FEDERAL INCOME TAXES
  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Company to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1998. The following Funds had net capital loss carryforwards at December 31, 1998:

                                                YEAR        CAPITAL LOSS
FUND                                           EXPIRES      CARRYFORWARDS
---------------------------------------------------------------------------
Short-Intermediate U.S. Government Income
Fund                                               2001     $     581,532
                                                   2002         6,942,081
                                                   2003         7,074,103
                                                   2004           753,400
                                                   2005            77,556
U.S. Government Income Fund                        2001           208,402
                                                   2002        11,205,131
                                                   2003           510,531
                                                   2004         3,893,014
Variable Rate Government Fund                      2000        14,819,786
                                                   2001         2,818,401
                                                   2002       119,628,012
                                                   2003         4,546,666
                                                   2004         2,482,931

  Any loss carryforwards from merged Pacifica, Overland and Stagecoach Funds are included in the Fund's carryforwards as shown above. The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each carryforward has been fully utilized or expires.
  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Income Funds
------------------------------------------------------------------------

realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

ORGANIZATION COSTS
  Certain costs incurred in connection with the organization of the Funds and their initial registration with the Securities and Exchange Commission and with the various states are amortized on a straight-line basis over 60 months from the date each Fund commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
  The Company entered into separate advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Corporate Bond, Short-Intermediate U.S. Government Income, Strategic Income, and Variable Rate Government Funds, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of each Fund's average daily net assets. Under the contract with the U.S. Government Income Fund, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.40% of the next $250 million and 0.30% of the Fund's average daily net assets in excess of $500 million.
  On August 1, 1998, Wells Capital Management Incorporated ("WCM"), a wholly owned subsidiary of WFB, began acting as investment sub-advisor to the Funds. WCM is entitled to receive from WFB, as compensation for its sub-advisory services to the Funds, a monthly fee at the annual rate of 0.15% of the Funds' average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million. WCM's minimum annual fee is $120,000 for each Fund. This minimum annual fee does not increase the advisory fees paid by the Funds to WFB.
  The Company entered into contracts on behalf of each Fund with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus a monthly fee for custody services at an annual rate of 0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from each Fund of $2,000 plus an

Income Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

annual fee of 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of each Fund's average daily net assets in excess of $100 million.
  The Company entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at the following annual rates:

                                                 % OF AVERAGE DAILY NET ASSETS
                                 ---------------------------------------------
                                                                  INSTITUTIONAL
FUND                               CLASS A    CLASS B    CLASS C  CLASS
------------------------------------------------------------------------------
Corporate Bond Fund                   0.14       0.14       0.14          N/A
Short-Intermediate U.S.
  Government Income Fund              0.14       0.14        N/A         0.06

Strategic Income Fund                 0.14       0.14       0.14          N/A
U.S. Government Income Fund           0.14       0.14       0.14         0.06

Variable Rate Government Fund         0.14        N/A        N/A          N/A

  Transfer agency fees paid on behalf of the Funds for the six months ended December 31, 1998 were as follows:

                                                                  INSTITUTIONAL
FUND                               CLASS A    CLASS B    CLASS C  CLASS
------------------------------------------------------------------------------
Corporate Bond Fund              $   2,922  $   5,230  $     612          N/A
Short-Intermediate U.S.
  Government Income Fund            30,989      5,742        N/A      $26,152

Strategic Income Fund*               5,102     13,279      1,448          N/A
U.S. Government Income Fund        131,191     23,161      2,148        2,490

Variable Rate Government Fund      105,897**       N/A       N/A          N/A

 * REPRESENTS THE PERIOD FROM JULY 13, 1998 TO DECEMBER 31, 1998.
** INCLUDES EXPENSES CHARGED TO THE FUND'S CLASS C SHARES PRIOR TO THEIR
   CONVERSION TO CLASS A SHARES.

  The Company entered into a contract on behalf of the Funds with WFB, whereby WFB provides shareholder services for the Funds. Pursuant to the contracts, WFB is entitled to receive shareholder servicing fees at the following annual rates:

                                                                  INSTITUTIONAL
FUND                               CLASS A    CLASS B    CLASS C  CLASS
------------------------------------------------------------------------------
Corporate Bond Fund                   0.25       0.25       0.25          N/A
Short-Intermediate U.S.
  Government Income Fund              0.30       0.25        N/A         0.25

Strategic Income Fund                 0.25       0.25       0.25          N/A
U.S. Government Income Fund           0.30       0.30       0.25         0.25

Variable Rate Government Fund         0.00        N/A        N/A          N/A

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Income Funds
------------------------------------------------------------------------

  The shareholder servicing fees paid on behalf of the Funds for the six months ended December 31 1998 were as follows:

                                                                  INSTITUTIONAL
FUND                               CLASS A    CLASS B    CLASS C  CLASS
------------------------------------------------------------------------------
Corporate Bond Fund              $   5,219  $   9,339  $   1,093          N/A
Short-Intermediate U.S.
  Government Income Fund            66,406     10,254        N/A   $  108,968

Strategic Income Fund*               9,112     23,712      2,586          N/A
U.S. Government Income Fund        281,122     49,631      3,835       10,375

Variable Rate Government Fund          379**       N/A       N/A          N/A

 * REPRESENTS THE PERIOD FROM JULY 13, 1998 TO DECEMBER 31, 1998.
** INCLUDES EXPENSES CHARGED TO THE FUND'S CLASS C SHARES PRIOR TO THEIR
   CONVERSION TO CLASS A SHARES.

  The Company adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Class A shares of the Variable Rate Government Fund. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' Class A shares. Administrative servicing agents are entitled to receive a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares of the Variable Rate Government Fund. In no case will the Fund be charged both Distribution and Administrative Servicing fees.
  The Company entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide each Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of each Fund's average daily net assets.
  The Company has adopted separate Distribution Plans for the Class A, Class B and Class C shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan").
  The Plan for the Class A shares of the Corporate Bond and Strategic Income Funds provides that it may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.05% of the average daily net assets attributable to its Class A shares.
  The Plan for Class A shares of the Short-Intermediate U.S. Government Income Fund provides that the Fund may defray all or part of the cost of preparing, printing and distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis of up to 0.05% of the average daily net assets attributable to its Class A shares.
  The Plan for Class A shares of the U.S. Government Income Fund provides that the Fund may defray all or part of the cost of preparing, printing and

Income Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

distributing prospectuses and other promotional materials by paying for costs incurred on an annual basis up to the greater of $100,000 or 0.05% of the Fund's average daily net assets attributable to the Class A shares.
  The Plan for Class A shares of the Variable Rate Government Fund provides that the Fund may pay to Stephens up to 0.25% of its average daily net assets attributable to the Class A shares as compensation for distribution-related services or as reimbursement for distribution-related expenses.
  The Plans for the Class B shares of the Corporate Bond, Short-Intermediate U.S. Government Income, Strategic Income and U.S. Government Income Funds provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75%, 0.75%, 0.75% and .070%, respectively, of the average daily net assets attributable to the Class B shares.
  The Plans for Class C shares of the Corporate Bond, Strategic Income, and U.S. Government Income Funds provide that the Funds may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75% of the average daily net assets attributable to the Class C shares as compensation for distribution-related services or as reimbursement for distribution-related expenses.
  Each Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.
  Distribution fees paid on behalf of the Funds for the six months ended December 31, 1998 were as follows:

                                             DISTRIBUTION DISTRIBUTION DISTRIBUTION
                                                  FEES       FEES   FEES CLASS
FUND                                           CLASS A    CLASS B            C
------------------------------------------------------------------------------
Corporate Bond Fund                          $   1,044  $  28,016   $   3,279
Short-Intermediate U.S. Government Income
  Fund                                               0     30,761         N/A

Strategic Income Fund*                           1,822     71,137       7,757
U.S. Government Income Fund                          0    115,801      11,505

Variable Rate Government Fund                  189,482**       N/A        N/A

 * REPRESENTS THE PERIOD FROM JULY 13, 1998 TO DECEMBER 31, 1998.
** INCLUDES EXPENSES CHARGED TO THE FUND'S CLASS C SHARES PRIOR TO THEIR
   CONVERSION TO CLASS A SHARES.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Income Funds
------------------------------------------------------------------------

  Registration fees paid on behalf of the Funds for the six months ended December 31, 1998 were as follows:

                                                                      REGISTRATION
                              REGISTRATION REGISTRATION REGISTRATION          FEES
                               FEES CLASS   FEES CLASS   FEES CLASS  INSTITUTIONAL
FUND                                    A            B            C          CLASS
----------------------------------------------------------------------------------
Corporate Bond Fund            $   7,412    $   5,448    $   4,600           N/A
Short-Intermediate U.S.
  Government Income Fund           5,042        6,130          N/A     $  14,048

Strategic Income Fund*             7,904        6,769        5,477           N/A
U.S. Government Income Fund       13,157       13,254            2        14,715

Variable Rate Government
  Fund                             1,164**        N/A          N/A           N/A

 * REPRESENTS THE PERIOD FROM JULY 13, 1998 TO DECEMBER 31, 1998.
** INCLUDES EXPENSES CHARGED TO THE FUND'S CLASS C SHARES PRIOR TO THEIR
   CONVERSION TO CLASS A SHARES.

WAIVED FEES AND REIMBURSED EXPENSES
  Waived fees and reimbursed expenses for the six months ended December 31, 1998 were as follows:

                                                       EXPENSES       FEES
                                                     REIMBURSED  WAIVED BY
FUND                                                BY STEPHENS        WFB
--------------------------------------------------------------------------
Corporate Bond Fund                                $  42,875     $  75,332
Short-Intermediate U.S. Government Income Fund             0       147,092
Strategic Income Fund*                                49,722       121,588
U.S. Government Income Fund                                0       327,994
Variable Rate Government Fund                              0       268,382

* REPRESENTS THE PERIOD FROM JULY 13, 1998 TO DECEMBER 31, 1998.

  Certain officers and one of the directors of the Company are also officers of Stephens. As of December 31, 1998, Stephens owned 16 shares of the Corporate Bond Fund, 3,508 shares of the Short-Intermediate U.S. Government Income Fund, 16 shares of the Strategic Income Fund, 3,379 shares of the U.S. Government Income Fund and 15,849 shares of the Variable Rate Government Fund.
  Stephens has retained $1,708,170 as sales charges from the proceeds of Class A shares sold, $1,439,982 as proceeds from Class B shares redeemed by the Company and $43,103 as proceeds from Class C shares redeemed by the Company for the six months ended December 31, 1998. Wells Fargo Securities Inc., a subsidiary of WFB, received $1,515,763 as sales charges from the proceeds of Class A shares sold, $290,721 as proceeds from Class B shares redeemed by the Company and $0 as proceeds from Class C shares redeemed by the Company for the six months ended December 31, 1998.

Income Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

3. INVESTMENT PORTFOLIO TRANSACTIONS
  Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the six months ended December 31, 1998, were as follows:

AGGREGATE PURCHASES AND SALES

                                               PURCHASES AT         SALES
FUND                                                   COST      PROCEEDS
-------------------------------------------------------------------------
Corporate Bond Fund                            $ 10,687,725  $  6,127,645
Short-Intermediate U.S. Government Income
  Fund                                           44,044,972    41,734,121
Strategic Income Fund*                           74,087,870    32,394,808
U.S. Government Income Fund                     105,464,447   125,274,115
Variable Rate Government Fund                    64,028,298    87,500,604

* REPRESENTS THE PERIOD FROM JULY 13, 1998 TO DECEMBER 31, 1998.

4. CAPITAL SHARE TRANSACTIONS
  As of December 31, 1998, there were over 242 billion shares of $0.001 par value capital stock authorized by the Company. As of December 31, 1998, each Fund was authorized to issue 500 million shares of $0.001 par value capital stock for each class of shares.

                                                        CORPORATE BOND FUND
                                                 --------------------------
                                                                 FROM APRIL
                                                                    1, 1998
                                                               (COMMENCEMENT
                                                  (UNAUDITED)            OF
                                                  FOR THE SIX   OPERATIONS)
                                                 MONTHS ENDED            TO
                                                     DEC. 31,      JUNE 30,
                                                         1998          1998
---------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                              193,675       549,592
  Shares issued in reinvestment of dividends --
    Class A                                             6,692         2,541
  Shares redeemed -- Class A                         (296,117)       (3,533)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  -- CLASS A                                          (95,750)      548,600
  Shares sold -- Class B                              507,579       468,524
  Shares issued in reinvestment of dividends --
    Class B                                            16,563         1,045
  Shares redeemed -- Class B                          (24,749)      (11,597)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  -- CLASS B                                          499,393       457,972
  Shares sold -- Class C                              109,909        29,746
  Shares issued in reinvestment of dividends --
    Class C                                             2,199           119
  Shares redeemed -- Class C                           (5,717)            0
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  -- CLASS C                                          106,391        29,865

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Income Funds
------------------------------------------------------------------------

                                                      SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME
                                                                                           FUND
                                                    -------------------------------------------
                                                                        FOR THE
                                                       (UNAUDITED)        THREE
                                                       FOR THE SIX       MONTHS
                                                      MONTHS ENDED        ENDED         FOR THE
                                                          DEC. 31,     JUNE 30,      YEAR ENDED
                                                          1998 (1)     1998 (2)  MARCH 31, 1998
-----------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                 3,045,625    1,131,614         552,800
  Shares issued in reinvestment of dividends --
    Class A                                                104,306       30,004         132,231
  Shares redeemed -- Class A                            (2,091,310)    (321,454)     (1,220,467)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                                1,058,621      840,164        (535,436)
  Shares sold -- Class B(3)                                232,411      756,223             N/A
  Shares issued in reinvestment of dividends --
    Class B(3)                                              18,272            1             N/A
  Shares redeemed -- Class B(3)                           (105,638)      (2,717)            N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS B(3)                                               145,045      753,507             N/A
  Shares sold -- Institutional Class                       574,478    4,422,174         587,082
  Shares issued in reinvestment of dividends --
    Institutional Class                                    109,424       18,665          91,268
  Shares redeemed -- Institutional Class                (1,526,427)    (552,996)     (1,716,365)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  INSTITUTIONAL CLASS                                     (842,525)   3,887,843      (1,038,015)

(1) "SHARES SOLD" INCLUDES 874,240 FOR CLASS A SHARES AS A RESULT OF THE CONSOLIDATION OF THE MASTERWORKS SHORT-INTERMEDIATE TERM FUND.
(2) "SHARES SOLD" INCLUDES 905,769 FOR CLASS A SHARES, 747,138 FOR CLASS B SHARES AND 4,138,122 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE STAGECOACH INTERMEDIATE BOND FUND.
(3) THE CLASS B SHARES COMMENCED OPERATIONS ON JUNE 15, 1998.

Income Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

                                                                  STRATEGIC INCOME
                                                                              FUND
                                                                  ----------------
                                                                     FROM JULY 13,
                                                                              1998
                                                                  (COMMENCEMENT OF
                                                                    OPERATIONS) TO
                                                                    DECEMBER, 1998
----------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                                 1,109,880
  Shares issued in reinvestment of dividends -- Class A                     16,482
  Shares redeemed -- Class A                                              (428,947)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS A                   697,415
  Shares sold -- Class B                                                 3,024,669
  Shares issued in reinvestment of dividends -- Class B                     34,135
  Shares redeemed -- Class B                                              (534,094)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS B                 2,524,710
  Shares sold -- Class C                                                   286,279
  Shares issued in reinvestment of dividends -- Class C                      4,108
  Shares redeemed -- Class C                                               (33,157)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -- CLASS C                   257,230

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                           Income Funds
------------------------------------------------------------------------

                                                                    U.S. GOVERNMENT INCOME FUND
                                                    -------------------------------------------
                                                                    FOR THE SIX
                                                       (UNAUDITED)       MONTHS         FOR THE
                                                       FOR THE SIX        ENDED      YEAR ENDED
                                                      MONTHS ENDED     JUNE 30,        DEC. 31,
                                                     DEC. 31, 1998         1998        1997 (1)
-----------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                   847,071    1,364,621      15,150,976
  Shares issued in reinvestment of dividends --
    Class A                                                362,886      338,255         384,053
  Shares redeemed -- Class A                            (2,577,383)  (3,172,028)     (3,703,910)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                               (1,367,426)  (1,469,152)     11,831,119
  Shares sold -- Class B(2)                                855,704      615,009       2,490,749
  Shares issued in reinvestment of dividends --
    Class B(2)                                              46,894       32,999              27
  Shares redeemed -- Class B(2)                           (370,386)    (338,048)        (24,344)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS B(2)                                               532,212      309,960       2,466,432
  Shares sold -- Class C                                   242,027       79,464          29,243
  Shares issued in reinvestment of dividends --
    Class C                                                  3,514        1,739           3,838
  Shares redeemed -- Class C                               (61,031)     (36,508)        (85,895)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS C                                                  184,510       44,695         (52,814)
  Shares sold -- Institutional Class(2)                     66,730       87,456         462,544
  Shares issued in reinvestment of dividends --
    Institutional Class(2)                                   3,622        3,331               0
  Shares redeemed -- Institutional Class(2)                (81,883)     (26,447)           (669)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  INSTITUTIONAL CLASS(2)                                   (11,531)      64,340         461,875

(1) "SHARES SOLD" INCLUDES 10,876,608 FOR CLASS A SHARES, 2,434,535 FOR CLASS B SHARES AND 458,004 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE OVERLAND EXPRESS U.S. GOVERNMENT INCOME FUND.
(2) THIS CLASS OF SHARES COMMENCED OPERATIONS ON DECEMBER 15, 1997.

Income Funds                           NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

                                                                       VARIABLE RATE GOVERNMENT FUND
                                                    ------------------------------------------------
                                                         (UNAUDITED)
                                                         FOR THE SIX   FOR THE SIX
                                                        MONTHS ENDED  MONTHS ENDED           FOR THE
                                                            DEC. 31,      JUNE 30,        YEAR ENDED
                                                            1998 (1)          1998     DEC. 31, 1997
----------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
  Shares sold -- Class A                                   4,241,692     5,306,636         7,444,514
  Shares issued in reinvestment of dividends --
    Class A                                                   63,538        88,803           327,188
  Shares redeemed -- Class A                              (8,006,244)  (12,066,556)      (25,731,027)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS A                                                 (3,701,014)   (6,671,117)      (17,959,325)
  Shares sold -- Class C(2)                                        0     1,937,902        15,373,699
  Shares issued in reinvestment of dividends --
    Class C(2)                                                   625         4,358            15,917
  Shares redeemed -- Class C(2)                             (336,006)   (1,928,389)      (15,467,038)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING --
  CLASS C(2)                                                (335,381)       13,871           (77,422)

(1) "SHARES SOLD" INCLUDES 498,000 FOR CLASS A SHARES AS A RESULT OF THE CONVERSION OF THE FUND'S CLASS C SHARES ON JULY 13, 1998.
(2) THIS CLASS OF SHARES CEASED OPERATIONS ON JULY 13, 1998.

SHAREHOLDERS' MEETING AND PROXY VOTING RESULTS                      Income Funds
------------------------------------------------------------------------

SHAREHOLDERS' MEETING AND PROXY VOTING RESULTS

The following proposal was passed by the required majority of shareholders of the MasterWorks Short-Intermediate Term Fund at a Special Shareholders' meeting held on November 29, 1998, for the purpose of voting on this proposal.
  To approve a Plan of Consolidation providing for the transfer of the assets and liabilities of the MasterWorks Short-Intermediate Term Fund to the Stagecoach Short-Intermediate U.S. Government Income Fund in exchange for shares of designated classes of the Stagecoach Short-Intermediate U.S. Government Income Fund.

FOR          AGAINST    ABSTAIN
-------------------------------
768,335            0          0

THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LIST OF ABBREVIATIONS
------------------------------------------------------------------------

  The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FRN               --   Floating Rate Notes
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
MTN               --   Medium Term Note
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

Wells Fargo provides investment advisory services, shareholder services, and certain other services for Stagecoach Funds. The Funds are distributed by STEPHENS INC., member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

-C- Stagecoach Funds


STAGECOACH FUNDS-Registered Trademark-

P.O. Box 7066
San Francisco, CA 94120-7066

DATED MATERIAL
PLEASE EXPEDITE


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